UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04257

Deutsche Variable Series I
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2015

Semiannual Report

Deutsche Variable Series I

Deutsche Bond VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management Team
7 Investment Portfolio
18 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
22 Notes to Financial Statements
31 Information About Your Fund's Expenses
32 Proxy Voting
33 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 0.69% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Bond VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,953	$10,023	$10,691	$11,954	$12,510
	Average annual total return	–0.47%	0.23%	2.25%	3.63%	2.26%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,990	$10,186	$10,558	$11,790	$15,438
	Average annual total return	–0.10%	1.86%	1.83%	3.35%	4.44%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Total Net Assets)	6/30/15	12/31/14

Government & Agency Obligations	35%	31%
Corporate Bonds	26%	31%
Mortgage-Backed Securities Pass-Throughs	24%	18%
Collateralized Mortgage Obligations	9%	6%
Commercial Mortgage-Backed Securities	4%	4%
Municipal Bonds and Notes	3%	4%
Asset-Backed	2%	2%
Cash Equivalents, Securities Lending Collateral and other Assets and Liabilities, net	–3%	4%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

AAA	59%	53%
AA	3%	7%
A	4%	5%
BBB	14%	17%
BB or Below	15%	17%
Not Rated	5%	1%
	100%	100%

Interest Rate Sensitivity	6/30/15	12/31/14

Effective Maturity	7.8 years	6.7 years
Effective Duration	3.8 years	4.7 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

William Chepolis, CFA

John D. Ryan

Gary Russell, CFA

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 26.0%
Consumer Discretionary 1.6%
AMC Entertainment, Inc., 5.875%, 2/15/2022		15,000	15,225
AmeriGas Finance LLC:
6.75%, 5/20/2020		15,000	15,787
7.0%, 5/20/2022		10,000	10,600
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		15,000	13,350
APX Group, Inc., 6.375%, 12/1/2019		15,000	14,550
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	23,250
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		15,000	14,813
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		130,000	126,877
5.165%, 8/1/2044		150,000	148,913
Cablevision Systems Corp., 5.875%, 9/15/2022		5,000	4,850
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		5,000	4,541
144A, 6.375%, 9/15/2020		55,000	54,629
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		15,000	15,375
Series B, 6.5%, 11/15/2022		25,000	26,031
Series B, 7.625%, 3/15/2020		75,000	78,187
Columbus International, Inc., 144A, 7.375%, 3/30/2021		200,000	215,000
Delphi Corp., 5.0%, 2/15/2023		20,000	21,300
DISH DBS Corp.:
4.25%, 4/1/2018		15,000	15,262
5.0%, 3/15/2023		20,000	18,500
7.875%, 9/1/2019		90,000	99,810
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		10,000	10,500
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		20,000	21,250
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		20,000	19,925
Mediacom Broadband LLC:
5.5%, 4/15/2021		5,000	4,875
6.375%, 4/1/2023		10,000	10,000
MGM Resorts International:
6.625%, 12/15/2021		40,000	41,800
6.75%, 10/1/2020		42,000	44,520
8.625%, 2/1/2019		60,000	67,800
Numericable-SFR, 144A, 4.875%, 5/15/2019		30,000	29,700
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		10,000	10,613
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	14,962
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		10,000	10,250
Springs Industries, Inc., 6.25%, 6/1/2021		10,000	9,775
Starz LLC, 5.0%, 9/15/2019		10,000	10,125
Time Warner Cable, Inc., 7.3%, 7/1/2038		165,000	185,907
		Principal Amount ($)(a)	Value ($)

Time Warner, Inc.:
3.6%, 7/15/2025		100,000	97,268
4.85%, 7/15/2045		40,000	38,805
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	16,650
			1,581,575
Consumer Staples 1.5%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	221,430
Cencosud SA, 144A, 5.5%, 1/20/2021		250,000	262,673
Chiquita Brands International, Inc., 7.875%, 2/1/2021		7,000	7,543
HJ Heinz Co.:
144A, 3.95%, 7/15/2025 (b)		55,000	55,305
144A, 5.2%, 7/15/2045 (b)		20,000	20,496
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		30,000	31,050
144A, 7.75%, 10/28/2020		200,000	217,500
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		30,000	31,612
144A, 8.25%, 2/1/2020		115,000	121,900
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		200,000	204,340
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023		250,000	251,875
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		5,000	5,000
Reynolds American, Inc.:
4.45%, 6/12/2025		30,000	30,565
5.85%, 8/15/2045		20,000	20,978
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		5,000	4,250
Smithfield Foods, Inc., 6.625%, 8/15/2022		20,000	21,350
			1,507,867
Energy 4.6%
Afren PLC, 144A, 10.25%, 4/8/2019*		500,000	220,000
Antero Resources Corp., 5.375%, 11/1/2021		5,000	4,800
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		15,000	11,700
6.75%, 11/1/2020		25,000	19,750
Chaparral Energy, Inc., 7.625%, 11/15/2022		25,000	18,000
Crestwood Midstream Partners LP, 6.125%, 3/1/2022		10,000	10,200
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		760,000	881,918
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		250,000	251,250
Ecopetrol SA, 5.875%, 5/28/2045		250,000	220,625
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		35,000	34,825
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		200,000	173,000
Halcon Resources Corp., 8.875%, 5/15/2021		15,000	9,863
Kinder Morgan, Inc.:
3.05%, 12/1/2019		220,000	219,756
5.55%, 6/1/2045		160,000	147,886
		Principal Amount ($)(a)	Value ($)

Linn Energy LLC, 6.25%, 11/1/2019		45,000	35,213
MEG Energy Corp., 144A, 7.0%, 3/31/2024		30,000	28,763
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		20,000	20,750
Noble Holding International Ltd., 4.0%, 3/16/2018		20,000	20,476
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	187,500
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		229,775	164,864
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		200,000	179,000
ONEOK Partners LP, 4.9%, 3/15/2025 (c)		80,000	79,135
Pacific Rubiales Energy Corp., 144A, 5.375%, 1/26/2019		200,000	164,300
Petrobras Global Finance BV, 6.85%, 6/5/2115		250,000	205,090
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		100,000	103,375
Transocean, Inc., 4.3%, 10/15/2022 (c)		555,000	417,637
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		500,000	524,375
Williams Partners LP, 4.0%, 9/15/2025		100,000	93,670
			4,447,721
Financials 8.3%
Assured Guaranty U.S. Holdings, Inc., 5.0%, 7/1/2024		7,000	6,865
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	210,400
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		250,000	249,300
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		200,000	180,440
Barclays Bank PLC, 7.625%, 11/21/2022		890,000	1,013,532
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		150,000	165,187
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		410,000	403,697
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		250,000	270,159
CIT Group, Inc., 3.875%, 2/19/2019		65,000	64,513
Corpbanca SA, 144A, 3.875%, 9/22/2019		250,000	253,646
Credit Agricole SA, 144A, 7.875%, 1/29/2049		200,000	205,604
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	520,000
Equinix, Inc., (REIT), 5.375%, 4/1/2023		45,000	45,000
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		170,000	161,273
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		380,000	395,555
HSBC Holdings PLC:
5.625%, 12/29/2049		410,000	410,512
6.375%, 12/29/2049		660,000	662,150
International Lease Finance Corp., 6.25%, 5/15/2019		5,000	5,406
Legg Mason, Inc., 5.625%, 1/15/2044		110,000	117,364
		Principal Amount ($)(a)	Value ($)

Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		825,000	927,015
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		30,000	26,642
Morgan Stanley, Series H, 5.45%, 7/29/2049		10,000	9,925
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		220,000	216,019
Navient Corp., 5.5%, 1/25/2023 (c)		630,000	598,500
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		155,000	165,656
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		505,000	516,527
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		260,000	261,439
Societe Generale SA, 144A, 7.875%, 12/29/2049		20,000	20,100
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/31/2049		15,000	15,054
			8,097,480
Health Care 1.0%
AbbVie, Inc., 3.6%, 5/14/2025		90,000	88,956
Actavis Funding SCS, 4.75%, 3/15/2045		7,000	6,664
Community Health Systems, Inc.:
5.125%, 8/1/2021		5,000	5,094
6.875%, 2/1/2022 (c)		10,000	10,550
7.125%, 7/15/2020		125,000	132,437
Endo Finance LLC, 144A, 5.75%, 1/15/2022		15,000	15,188
HCA, Inc.:
6.5%, 2/15/2020		235,000	262,612
7.5%, 2/15/2022		190,000	218,262
IMS Health, Inc., 144A, 6.0%, 11/1/2020		15,000	15,450
LifePoint Health, Inc., 5.5%, 12/1/2021		15,000	15,488
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		110,000	102,644
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		20,000	21,350
Tenet Healthcare Corp., 6.25%, 11/1/2018		60,000	65,175
			959,870
Industrials 1.2%
ADT Corp.:
4.125%, 4/15/2019		5,000	5,075
6.25%, 10/15/2021		10,000	10,500
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		35,000	37,275
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		15,000	14,888
Belden, Inc., 144A, 5.5%, 9/1/2022		25,000	24,812
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		10,000	9,725
144A, 5.75%, 3/15/2022		90,000	80,100
144A, 6.0%, 10/15/2022		15,000	13,313
Covanta Holding Corp., 5.875%, 3/1/2024		10,000	9,975
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		15,000	15,525
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		10,000	9,788
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	149,500
		Principal Amount ($)(a)	Value ($)

FTI Consulting, Inc., 6.0%, 11/15/2022		15,000	15,637
Garda World Security Corp., 144A, 7.25%, 11/15/2021		15,000	14,400
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	208,500
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		35,000	36,444
Meritor, Inc.:
6.25%, 2/15/2024		10,000	9,875
6.75%, 6/15/2021		15,000	15,338
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		45,000	38,981
Noble Group Ltd., 144A, 6.625%, 8/5/2020		250,000	248,625
Oshkosh Corp., 5.375%, 3/1/2022		8,000	8,180
SBA Communications Corp., 5.625%, 10/1/2019		15,000	15,600
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		15,000	15,487
Titan International, Inc., 6.875%, 10/1/2020 (c)		15,000	13,781
TransDigm, Inc., 7.5%, 7/15/2021		20,000	21,500
United Rentals North America, Inc.:
6.125%, 6/15/2023		5,000	5,106
7.625%, 4/15/2022		85,000	92,012
			1,139,942
Information Technology 1.4%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		5,000	5,263
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		50,000	52,375
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		10,000	10,275
CyrusOne LP, 6.375%, 11/15/2022		5,000	5,175
Entegris, Inc., 144A, 6.0%, 4/1/2022		10,000	10,275
First Data Corp.:
144A, 7.375%, 6/15/2019		87,000	90,437
144A, 8.75%, 1/15/2022		30,000	31,894
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		15,000	15,900
KLA-Tencor Corp., 4.65%, 11/1/2024		395,000	394,784
NCR Corp.:
5.875%, 12/15/2021		5,000	5,150
6.375%, 12/15/2023		10,000	10,600
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		340,000	334,771
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		400,000	410,688
			1,377,587
Materials 2.9%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		350,000	350,161
144A, 4.125%, 9/27/2022 (c)		555,000	539,201
ArcelorMittal, 6.125%, 6/1/2018		500,000	532,500
AVINTIV Specialty Materials, Inc., 7.75%, 2/1/2019		35,000	36,050
Berry Plastics Corp., 5.5%, 5/15/2022		25,000	25,094
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		31,000	29,644
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	48,371
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		200,000	183,000
		Principal Amount ($)(a)	Value ($)

Hexion, Inc.:
6.625%, 4/15/2020		100,000	91,750
8.875%, 2/1/2018		20,000	18,050
Novelis, Inc., 8.75%, 12/15/2020		265,000	280,237
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		15,000	15,263
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		325,000	333,125
Yamana Gold, Inc., 4.95%, 7/15/2024		405,000	390,109
			2,872,555
Telecommunication Services 3.1%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	2,000,000	123,404
AT&T, Inc.:
2.45%, 6/30/2020		100,000	98,027
3.4%, 5/15/2025		150,000	143,056
B Communications Ltd., 144A, 7.375%, 2/15/2021		15,000	16,088
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		400,000	417,599
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		5,000	5,006
Series W, 6.75%, 12/1/2023 (c)		10,000	10,031
Digicel Group Ltd., 144A, 8.25%, 9/30/2020		42,000	42,105
Frontier Communications Corp.:
7.125%, 1/15/2023		110,000	97,625
8.5%, 4/15/2020		55,000	57,503
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		13,000	14,105
7.625%, 6/15/2021		50,000	55,010
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		30,000	26,565
7.5%, 4/1/2021		270,000	266,962
Level 3 Financing, Inc.:
6.125%, 1/15/2021		10,000	10,487
7.0%, 6/1/2020		100,000	106,125
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		200,000	193,000
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		250,000	248,125
Sprint Communications, Inc.:
6.0%, 11/15/2022 (c)		25,000	22,844
144A, 9.0%, 11/15/2018		30,000	33,878
Sprint Corp., 7.125%, 6/15/2024		15,000	13,914
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		5,000	5,163
6.625%, 11/15/2020		175,000	182,000
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		250,000	249,332
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		200,000	176,460
Windstream Services LLC:
6.375%, 8/1/2023		15,000	12,206
7.75%, 10/15/2020 (c)		325,000	318,094
7.75%, 10/1/2021		40,000	36,600
			2,981,314
Utilities 0.4%
Lamar Funding Ltd., 144A, 3.958%, 5/7/2025		250,000	243,125
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		100,000	107,125
		Principal Amount ($)(a)	Value ($)

NRG Energy, Inc., 6.25%, 5/1/2024		45,000	44,662
			394,912
Total Corporate Bonds (Cost $26,060,644)			25,360,823

Mortgage-Backed Securities Pass-Throughs 23.8%
Federal Home Loan Mortgage Corp.:
3.5%, 12/1/2042 (b)		4,000,000	4,113,750
4.0%, 8/1/2039		656,973	699,163
5.5%, with various maturities from 10/1/2023 until 6/1/2035		1,435,940	1,612,596
6.5%, 3/1/2026		218,197	250,646
Federal National Mortgage Association:
2.25%**, 9/1/2038		47,281	50,702
4.0%, with various maturities from 4/1/2042 until 10/1/2044 (b)		2,109,404	2,118,749
5.0%, with various maturities from 10/1/2033 until 8/1/2040		1,310,270	1,454,177
5.5%, with various maturities from 12/1/2032 until 8/1/2037		1,431,241	1,611,833
6.0%, with various maturities from 4/1/2024 until 3/1/2025		413,165	468,990
6.5%, with various maturities from 3/1/2017 until 12/1/2037		437,579	501,888
Government National Mortgage Association:
3.5%, 2/1/2043 (b)		4,500,000	4,670,508
4.0%, 12/1/2040 (b)		5,300,000	5,641,601
Total Mortgage-Backed Securities Pass-Throughs (Cost $22,876,155)			23,194,603

Asset-Backed 2.0%
Automobile Receivables 0.5%
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021		500,000	501,556
Miscellaneous 1.5%
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		309,018	304,487
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		659,417	658,812
Voya CLO Ltd., "C", Series 2015-1A, 144A, 3.675%**, 4/18/2027		500,000	469,511
			1,432,810
Total Asset-Backed (Cost $1,947,626)			1,934,366

Commercial Mortgage-Backed Securities 3.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc., "A2", Series 2007-2, 5.634%**, 4/10/2049		10,576	10,601
Commercial Mortgage Trust, "A5A", Series 2005-C6, 5.116%, 6/10/2044		192,296	192,186
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.186%**, 3/15/2018		125,000	125,037
		Principal Amount ($)(a)	Value ($)

FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.678%**, 12/25/2024		4,996,682	217,616
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		150,000	156,780
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2007-C1, 5.716%, 2/15/2051		950,473	1,014,181
"G", Series 2007-LD11, 144A, 5.795%**, 6/15/2049*		415,019	0
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,205,118	1,269,314
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.029%**, 6/12/2050		630,286	632,915
Total Commercial Mortgage-Backed Securities (Cost $4,039,845)			3,618,630

Collateralized Mortgage Obligations 9.0%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		318,627	299,175
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		109,160	75,363
Fannie Mae Connecticut Avenue Securities, "1M2", Series 2015-C01, 4.485%**, 2/25/2025		1,000,000	991,202
Federal Home Loan Mortgage Corp.:
"ZT", Series 4165, 3.0%, 2/15/2043		526,666	500,718
"ZG", Series 4213, 3.5%, 6/15/2043		756,088	733,613
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		524,634	102,318
"SP", Series 4047, Interest Only, 6.465%***, 12/15/2037		566,608	92,702
"JS", Series 3572, Interest Only, 6.615%***, 9/15/2039		539,310	83,244
Federal National Mortgage Association, "SI", Series 2007-23, Interest Only, 6.583%***, 3/25/2037		223,963	46,442
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.785%**, 4/25/2024		500,000	483,205
"M3", Series 2014-DN4, 4.735%**, 10/25/2024		240,000	243,026
Government National Mortgage Association:
"PL", Series 2013-19, 2.5%, 2/20/2043		684,500	610,670
"HX", Series 2012-91, 3.0%, 9/20/2040		381,339	395,045
"KZ", Series 2014-102, 3.5%, 7/16/2044		1,902,193	1,804,436
"GC", Series 2010-101, 4.0%, 8/20/2040		500,000	525,502
"ME", Series 2014-4, 4.0%, 1/16/2044		500,000	535,532
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		690,980	122,212
		Principal Amount ($)(a)	Value ($)

"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		490,804	98,345
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,122,846	113,877
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		2,278,023	155,469
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		219,231	1,447
"PZ", Series 2010-106, 4.75%, 8/20/2040		444,935	493,703
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		141,718	29,455
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		278,674	55,071
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		117,874	24,040
"AI", Series 2007-38, Interest Only, 6.275%***, 6/16/2037		73,133	12,901
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020		85,110	88,491
"8A1", Series 2004-3, 7.0%, 4/25/2034		8,519	8,771
Total Collateralized Mortgage Obligations (Cost $8,710,653)			8,725,975

Government & Agency Obligations 35.0%
Other Government Related (d) 1.5%
Hashemite Kingdom of Jordan Government AID Bond, 3.0%, 6/30/2025		1,100,000	1,102,750
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	194,760
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		200,000	190,500
			1,488,010
Sovereign Bonds 8.8%
Dominican Republic, 144A, 5.5%, 1/27/2025		100,000	100,250
Government of Indonesia, 8.375%, 9/15/2026	IDR	2,680,000,000	201,123
Kingdom of Spain-Inflation Linked Bond, REG S, 144A, 1.0%, 11/30/2030	EUR	1,087,717	1,125,088
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	96,750
144A, 7.65%, 6/15/2035		100,000	100,500
REG S, 8.25%, 4/10/2032		40,000	43,700
Republic of Hungary:
4.0%, 3/25/2019		200,000	206,460
Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	46,927
Republic of Ireland, REG S, 2.0%, 2/18/2045	EUR	600,000	584,274
Republic of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	2,200,000	1,613,472
Republic of Poland, Series 0725, 3.25%, 7/25/2025	PLN	560,000	148,546
Republic of Portugal, REG S, 144A, 4.1%, 2/15/2045	EUR	1,300,000	1,502,755
Republic of Singapore, 2.75%, 4/1/2042	SGD	567,000	397,618
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	221,790
		Principal Amount ($)(a)	Value ($)

Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	2,200,000	183,390
Series R186, 10.5%, 12/21/2026	ZAR	7,800,000	746,276
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	199,000
Republic of Turkey:
5.625%, 3/30/2021		250,000	269,475
8.5%, 7/10/2019	TRY	410,000	148,696
Republic of Uruguay, 5.1%, 6/18/2050		50,000	47,625
United Mexican States, 4.6%, 1/23/2046		600,000	555,000
			8,538,715
U.S. Treasury Obligations 24.7%
U.S. Treasury Bills:
0.06%****, 8/13/2015 (e)		623,000	623,000
0.07%****, 12/3/2015 (e)		181,000	180,967
U.S. Treasury Bonds:
2.5%, 2/15/2045		53,000	46,644
3.0%, 11/15/2044		51,000	49,888
3.125%, 8/15/2044		255,000	255,419
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		12,248,000	12,336,039
1.0%, 9/30/2016		1,000,000	1,007,578
1.25%, 1/31/2020		30,000	29,597
1.625%, 4/30/2019		6,640,000	6,714,182
1.625%, 12/31/2019		385,000	386,594
2.125%, 5/15/2025		15,000	14,728
2.25%, 11/15/2024		1,201,000	1,193,681
2.5%, 5/15/2024		1,238,000	1,259,181
			24,097,498
Total Government & Agency Obligations (Cost $34,767,327)			34,124,223

Municipal Bonds and Notes 3.1%
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028		655,000	716,766
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		960,470	990,456
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016		930,000	970,260
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036		285,000	307,159
Total Municipal Bonds and Notes (Cost $2,823,965)			2,984,641

	Shares	Value ($)

Preferred Stock 0.0%
Consumer Discretionary
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $13,861)	14	14,217

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 0.16% (h) (i) (Cost $1,914,730)	1,914,730	1,914,730

	Shares	Value ($)

Cash Equivalents 13.5%
Central Cash Management Fund, 0.09% (h) (Cost $13,157,181)	13,157,181	13,157,181

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $116,311,987)†	118.1	115,029,389
Other Assets and Liabilities, Net	(18.1)	(17,606,924)
Net Assets	100.0	97,422,465

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Afren PLC*	10.25%	4/8/2019	500,000	545,588	220,000
JPMorgan Chase Commercial Mortgage Securities Corp.*	5.795%	6/15/2049	415,019	376,792	0
				922,380	220,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2015.

*** These securities are shown at their current rate as of June 30, 2015.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $116,311,307. At June 30, 2015, net unrealized depreciation for all securities based on tax cost was $1,281,918. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of value over tax cost of $1,400,371 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,682,289.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $1,832,405, which is 1.9% of net assets.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At June 30, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At June 30, 2015, this security has been pledged, in whole or in part, as collateral for open centrally cleared swap contracts.

(g) At June 30, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association and issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	9/15/2015	24	2,319,492	11,718
10 Year U.S. Treasury Note	USD	9/21/2015	83	10,472,266	(35,896)
Euro-BUXL 30 Year German Government Bond	EUR	9/8/2015	11	1,822,824	(20,947)
Total net unrealized depreciation					(45,125)

At June 30, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/21/2015	20	2,241,793	(22,349)
Federal Republic of Germany Euro-Bund	EUR	9/8/2015	14	2,372,400	(28,115)
Ultra Long U.S. Treasury Bond	USD	9/21/2015	53	8,165,313	202,557
Total net unrealized appreciation					152,093

At June 30, 2015, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,000,000	1	5/5/2016	22,450	(1,330)
Put Options Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,000,000	1	5/5/2016	22,450	(38,652)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	2,000,000	2	12/2/2015	43,400	(35,912)
Pay Fixed — 2.64% – Receive Floating — 3-Month LIBOR	8/10/2015 8/10/2045	1,800,000	1	8/6/2015	16,830	(9,629)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/9/2015 11/12/2045	2,000,000	2	11/9/2015	40,100	(40,514)
Pay Fixed — 2.88% – Receive Floating — 3-Month LIBOR	9/30/2015 9/30/2045	2,000,000	3	9/28/2015	41,847	(58,484)
Total Put Options					164,627	(183,191)
Total					187,077	(184,521)

(j) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2015 was $2,556.

At June 30, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/17/2035	9,700,000	Floating — 3-Month LIBOR	Fixed — 2.938%	42,538	(174,677)
12/16/2015 9/18/2045	3,600,000	Floating — 3-Month LIBOR	Fixed — 2.998%	11,692	(111,570)
12/16/2015 9/16/2025	500,000	Floating — 3-Month LIBOR	Fixed — 2.64%	2,964	(367)
12/16/2015 9/16/2020	8,900,000	Floating — 3-Month LIBOR	Fixed — 2.214%	102,937	107,265
6/17/2015 6/17/2045	8,995,000	Floating — 3-Month LIBOR	Fixed — 2.5%	(787,210)	(795,298)
12/16/2015 9/18/2017	13,600,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(97,587)	(111,180)
9/16/2015 9/16/2045	1,800,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(18,379)	24,886
9/16/2015 9/16/2045	1,800,000	Floating — 3-Month LIBOR	Fixed — 3.0%	18,379	(16,626)
1/28/2015 1/28/2045	2,000,000	Fixed — 3.087%	Floating — 3-Month LIBOR	(92,837)	(72,662)
9/16/2015 9/16/2020	7,614,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(136,300)	(2,446)
2/3/2015 2/3/2045	1,800,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(62,700)	(40,470)
Total net unrealized depreciation					(1,193,145)

At June 30, 2015, open credit default swap contracts sold were as follows:
Centrally Cleared Swap
Effective/ Expiration Dates	Notional Amount ($) (k)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating	Value ($)	Unrealized Depreciation ($)
3/20/2015 6/20/2020	2,475,000	5.0%	Markit Dow Jones CDX North America High Yield Index	159,036	(14,968)

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

Counterparties:

1 Nomura International PLC

2 Citigroup, Inc.

3 Morgan Stanley

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2015 is 0.28%.

At June 30, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
KRW	1,124,675,000	JPY	125,000,000	7/9/2015	13,416	Nomura International PLC
KRW	1,124,687,500	JPY	125,000,000	7/9/2015	13,405	Australia & New Zealand Banking Group Ltd.
AUD	994,150	GBP	500,000	7/9/2015	18,939	Morgan Stanley
AUD	994,130	GBP	500,000	7/9/2015	18,954	Commonwealth Bank of Australia
USD	2,390,876	JPY	300,000,000	7/9/2015	60,664	Barclays Bank PLC
SEK	7,828,492	EUR	850,000	7/9/2015	3,236	Societe Generale
SEK	7,826,953	EUR	850,000	7/9/2015	3,421	Morgan Stanley
SEK	7,836,750	NOK	7,500,000	7/9/2015	10,877	Calyon
SEK	7,861,643	NOK	7,500,000	7/9/2015	7,874	Morgan Stanley
JPY	125,000,000	KRW	1,141,500,000	7/9/2015	1,664	Nomura International PLC
JPY	125,000,000	KRW	1,141,437,500	7/9/2015	1,608	Australia & New Zealand Banking Group Ltd.
EUR	1,300,000	USD	1,468,887	7/9/2015	19,400	BNP Paribas
NZD	1,000,000	USD	699,900	7/9/2015	22,799	Macquarie bank Ltd.
NZD	500,000	USD	346,958	7/9/2015	8,407	National Australia Bank Ltd.
USD	2,624,519	EUR	2,435,500	7/13/2015	91,187	Societe Generale
EUR	1,557,000	USD	1,744,083	7/13/2015	7,949	Societe Generale
EUR	302,000	USD	337,191	7/13/2015	446	UBS AG
SEK	9,790,000	USD	1,184,682	7/13/2015	3,416	Societe Generale
SGD	1,112,000	USD	830,388	7/13/2015	4,927	Societe Generale
USD	2,501,585	SEK	21,154,100	7/13/2015	50,878	Societe Generale
USD	653,019	EUR	587,000	7/13/2015	1,516	UBS AG
NZD	2,383,000	USD	1,676,280	7/13/2015	63,362	Societe Generale
PLN	630,000	USD	168,261	8/10/2015	880	Citigroup, Inc.
USD	1,130,941	ZAR	13,900,000	8/14/2015	3,134	BNP Paribas
MXN	7,800,000	USD	504,260	8/14/2015	9,505	BNP Paribas
MXN	2,042,900	USD	130,856	8/14/2015	1,274	JPMorgan Chase Securities, Inc.
COP	1,852,500,000	USD	726,054	8/18/2015	18,538	BNP Paribas
Total unrealized appreciation					461,676

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	1,250,000	USD	999,856	7/9/2015	(820)	Morgan Stanley
CAD	1,250,000	USD	1,000,000	7/9/2015	(676)	Macquarie Bank Ltd.
GBP	900,000	USD	1,405,143	7/9/2015	(8,889)	Morgan Stanley
JPY	300,000,000	USD	2,442,550	7/9/2015	(8,990)	Nomura International PLC
USD	631,421	CAD	766,867	7/13/2015	(17,548)	Societe Generale
NOK	11,494,000	USD	1,418,517	7/13/2015	(47,019)	BNP Paribas
SGD	1,417,000	USD	1,042,936	7/13/2015	(8,933)	UBS AG
EUR	6,084,000	USD	6,534,131	7/13/2015	(249,839)	Citigroup, Inc.
CAD	766,867	USD	609,607	7/13/2015	(4,266)	Citigroup, Inc.
SEK	21,196,000	USD	2,430,629	7/13/2015	(126,890)	Barclays Bank PLC
USD	1,518,793	NOK	11,494,000	7/13/2015	(53,257)	Barclays Bank PLC
USD	674,019	EUR	604,000	7/13/2015	(528)	Citigroup, Inc.
USD	1,208,760	SEK	9,831,900	7/13/2015	(22,439)	Barclays Bank PLC
USD	395,703	SGD	533,000	7/13/2015	(45)	Barclays Bank PLC
TRY	410,000	USD	147,507	7/20/2015	(4,634)	BNP Paribas
ZAR	23,100,000	USD	1,846,882	8/14/2015	(37,803)	BNP Paribas
USD	368,564	TRY	1,000,000	8/14/2015	(114)	Nomura International PLC
USD	498,554	MXN	7,800,000	8/14/2015	(3,798)	BNP Paribas
TRY	1,000,000	USD	355,885	8/14/2015	(12,566)	Nomura International PLC
ILS	1,850,000	USD	482,789	8/14/2015	(7,478)	Nomura International PLC
Total unrealized depreciation					(616,532)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
COP Colombian Peso
EUR Euro
GBP British Pound
HUF Hungarian Forint
IDR Indonesian Rupiah
ILS Israeli Shekel
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
PLN Polish Zloty
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, written options, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (l)
Corporate Bonds	$—	$25,360,823	$—	$25,360,823
Mortgage-Backed Securities Pass-Throughs	—	23,194,603	—	23,194,603
Asset-Backed	—	1,934,366	—	1,934,366
Commercial Mortgage-Backed Securities	—	3,618,630	0	3,618,630
Collateralized Mortgage Obligations	—	8,725,975	—	8,725,975
Government & Agency Obligations	—	34,124,223	—	34,124,223
Municipal Bonds and Notes	—	2,984,641	—	2,984,641
Preferred Stock	—	14,217	—	14,217
Short-Term Investments (l)	15,071,911	—	—	15,071,911
Derivatives (m)
Futures Contracts	214,275	—	—	214,275
Interest Rate Swap Contracts	—	132,151	—	132,151
Forward Foreign Currency Exchange Contracts	—	461,676	—	461,676
Total	$15,286,186	$100,551,305	$0	$115,837,491
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (m)
Futures Contracts	$(107,307)	$—	$—	$(107,307)
Written Options	—	(184,521)	—	(184,521)
Interest Rate Swap Contracts	—	(1,325,296)	—	(1,325,296)
Credit Default Swap Contracts	—	(14,968)	—	(14,968)
Forward Foreign Currency Exchange Contracts	—	(616,532)	—	(616,532)
Total	$(107,307)	$(2,141,317)	$—	$(2,248,624)

During the period ended June 30, 2015, the amount of transfers between Level 2 and Level 3 was $8,300. The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $101,240,076) — including $1,832,405 of securities loaned	$99,957,478
Investment in Daily Assets Fund Institutional (cost $1,914,730)*	1,914,730
Investment in Central Cash Management Fund (cost $13,157,181)	13,157,181
Total investments in securities, at value (cost $116,311,987)	115,029,389
Cash	10,078
Foreign currency, at value (cost $284,254)	262,537
Receivable for investments sold	617,822
Receivable for investments sold — when-issued/delayed delivery securities	2,012,229
Receivable for Fund shares sold	491,736
Interest receivable	717,783
Receivable for variation margin on futures contracts	38,180
Receivable for variation margin on centrally cleared swaps	48,865
Unrealized appreciation on forward foreign currency exchange contracts	461,676
Foreign taxes recoverable	8,697
Other assets	638
Total assets	119,699,630
Liabilities
Payable upon return of securities loaned	1,914,730
Payable for investments purchased	654,063
Payable for investment purchased — when-issued/delayed delivery securities	18,734,617
Payable for Fund shares redeemed	5,346
Options written, at value (premiums received $187,077)	184,521
Unrealized depreciation on forward foreign currency exchange contracts	616,532
Accrued management fee	29,240
Accrued Trustees' fees	476
Other accrued expenses and payables	137,640
Total liabilities	22,277,165
Net assets, at value	$97,422,465
Net Assets Consist of
Undistributed net investment income	1,372,595
Net unrealized appreciation (depreciation) on: Investments	(1,282,598)
Swap contracts	(1,208,113)
Futures	106,968
Foreign currency	(177,651)
Written options	2,556
Accumulated net realized gain (loss)	(15,299,413)
Paid-in capital	113,908,121
Net assets, at value	$97,422,465
Class A Net Asset Value, offering and redemption price per share ($97,422,465 ÷ 17,762,828 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.48

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,149)	$1,709,751
Income distributions — Central Cash Management Fund	4,995
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,674
Total income	1,720,420
Expenses: Management fee	194,117
Administration fee	49,774
Services to shareholders	1,095
Custodian fee	21,866
Professional fees	44,951
Reports to shareholders	22,570
Trustees' fees and expenses	3,167
Other	5,165
Total expenses before expense reductions	342,705
Expense reductions	(30,516)
Total expenses after expense reductions	312,189
Net investment income	1,408,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,436,447)
Swap contracts	(279,818)
Futures	(526,771)
Written options	19,260
Foreign currency	1,038,900
(1,184,876)
Change in net unrealized appreciation (depreciation) on: Investments	25,222
Swap contracts	(1,209,286)
Futures	108,596
Written options	594,298
Foreign currency	(96,385)
(577,555)
Net gain (loss)	(1,762,431)
Net increase (decrease) in net assets resulting from operations	$(354,200)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$1,408,231	$3,111,445
Operations: Net investment income	$1,408,231	$3,111,445
Net realized gain (loss)	(1,184,876)	3,604,392
Change in net unrealized appreciation (depreciation)	(577,555)	(20,085)
Net increase (decrease) in net assets resulting from operations	(354,200)	6,695,752
Distributions to shareholders from: Net investment income: Class A	(2,926,472)	(3,659,417)
Fund share transactions: Class A Proceeds from shares sold	7,286,746	11,004,710
Reinvestment of distributions	2,926,472	3,659,417
Payments for shares redeemed	(10,910,203)	(21,178,745)
Net increase (decrease) in net assets from Class A share transactions	(696,985)	(6,514,618)
Increase (decrease) in net assets	(3,977,657)	(3,478,283)
Net assets at beginning of period	101,400,122	104,878,405
Net assets at end of period (including undistributed net investment income of $1,372,595 and $2,890,836, respectively)	$97,422,465	$101,400,122
Other Information
Class A Shares outstanding at beginning of period	17,886,425	19,030,134
Shares sold	1,287,361	1,948,624
Shares issued to shareholders in reinvestment of distributions	520,725	662,938
Shares redeemed	(1,931,683)	(3,755,271)
Net increase (decrease) in Class A shares	(123,597)	(1,143,709)
Shares outstanding at end of period	17,762,828	17,886,425

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$5.67		$5.51		$5.89		$5.72	$5.66	$5.54
Income (loss) from investment operations: Net investment incomea	.08		.17		.16		.16	.22	.19
Net realized and unrealized gain (loss)	(.10)		.19		(.33)		.27	.09	.18
Total from investment operations	(.02)		.36		(.17)		.43	.31	.37
Less distributions from: Net investment income	(.17)		(.20)		(.21)		(.26)	(.25)	(.25)
Net asset value, end of period	$5.48		$5.67		$5.51		$5.89	$5.72	$5.66
Total Return (%)	(.47	)b**	6.63	b	(3.03	)b	7.77	5.68	6.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97		101		105		190	112	155
Ratio of expenses before expense reductions (%)	.69	*	.69		.65		.58	.62	.59
Ratio of expenses after expense reductions (%)	.63	*	.61		.56		.58	.62	.59
Ratio of net investment income (%)	2.83	*	2.99		2.88		2.81	3.86	3.42
Portfolio turnover rate (%)	102	**	273		418		115	219	357
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche Bond VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Trustees of the Series. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $14,056,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 381–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2015, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2015, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,369,000 to $15,219,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,895,000 to $38,428,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2015, the Fund entered into options interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open purchased option contracts as of June 30, 2015. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in written options contracts had a total value generally indicative of a range from approximately $185,000 to $923,000.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $2,475,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $36,300,000 to $60,309,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the six months ended June 30, 2015, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2015, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $14,197,000 to $40,977,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $12,489,000 to $30,949,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $9,408,000 to $17,983,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$132,151	$214,275	$346,426
Foreign Exchange Contracts (b)	461,676	—	—	461,676
	$461,676	$132,151	$214,275	$808,102
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(184,521)	$—	$(1,325,296)	$(107,307)	$(1,617,124)
Credit Contracts (b)	—	—	(14,968)	—	(14,968)
Foreign Exchange Contracts (c)	—	(616,532)	—	—	(616,532)
	$(184,521)	$(616,532)	$(1,340,264)	$(107,307)	$(2,248,624)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Includes cumulative depreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$19,260	$—	$(261,640)	$(526,771)	$(769,151)
Credit Contracts (b)	—	—	(18,178)	—	(18,178)
Foreign Exchange Contracts (c)	—	904,135	—	—	904,135
	$19,260	$904,135	$(279,818)	$(526,771)	$116,806
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) on swap contracts
(c) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$594,298	$—	$(1,193,481)	$108,596	$(490,587)
Credit Contracts (b)	—	—	(15,805)	—	(15,805)
Foreign Exchange Contracts (c)	—	(94,473)	—	—	(94,473)
	$594,298	$(94,473)	$(1,209,286)	$108,596	$(600,865)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on written options, swaps contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on swap contracts
(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$15,013	$—	$—	$—	$15,013
Barclays Bank PLC	60,664	(60,664)	—	—	—
BNP Paribas	50,577	(50,577)	—	—	—
Calyon	10,877	—	—	—	10,877
Citigroup, Inc.	880	(880)	—	—	—
Commonwealth Bank of Australia	18,954	—	—	—	18,954
JPMorgan Chase Securities, Inc.	1,274	—	—	—	1,274
Macquarie Bank Ltd.	22,799	(676)	—	—	22,123
Morgan Stanley	30,234	(30,234)	—	—	—
National Australia Bank Ltd.	8,407	—	—	—	8,407
Nomura International PLC	15,080	(15,080)	—	—	—
Societe Generale	224,955	(17,548)	—	—	207,407
UBS AG	1,962	(1,962)	—	—	—
	$461,676	$(177,621)	$—	$—	$284,055
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Barclays Bank PLC	$202,631	$(60,664)	$—	$—	$141,967
BNP Paribas	93,254	(50,577)	—	(42,677)	—
Citigroup, Inc.	331,059	(880)	—	(318,271)	11,908
Macquarie Bank Ltd.	676	(676)	—	—	—
Morgan Stanley	68,193	(30,234)	—	(37,959)	—
Nomura International PLC	78,759	(15,080)	—	(20,144)	43,535
Societe Generale	17,548	(17,548)	—	—	—
UBS AG	8,933	(1,962)	—	—	6,971
	$801,053	$(177,621)	$—	$(419,051)	$204,381

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $103,021,148 and $98,245,013, respectively. Purchases and sales of U.S. Treasury obligations aggregated $5,191,152 and $5,621,567, respectively.

For the six months ended June 30, 2015, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	19,200,000	$267,641
Options exercised	(5,600,000)	(61,304)
Options expired	(1,800,000)	(19,260)
Outstanding, end of period	11,800,000	$187,077

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.61%.

Effective May 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed were $30,516.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $49,774, of which $8,016 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC aggregated $280, of which $135 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,206, of which $7,420 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $493.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At June 30, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 46%, 23% and 11%, respectively.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$995.30
Expenses Paid per $1,000*	$3.12
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/15	$1,000.00
Ending Account Value 6/30/15	$1,021.67
Expenses Paid per $1,000*	$3.16

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
Deutsche Variable Series I — Deutsche Bond VIP	.63%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Bond VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1bond-3 (R-028373-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series I

Deutsche Capital Growth VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
7 Statement of Assets and Liabilities
7 Statement of Operations
8 Statement of Changes in Net Assets
10 Financial Highlights
12 Notes to Financial Statements
16 Information About Your Fund's Expenses
17 Proxy Voting
18 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.50% and 0.80% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,704	$11,520	$17,056	$22,887	$23,515
	Average annual total return	7.04%	15.20%	19.48%	18.01%	8.93%
Russell 1000 Growth Index	Growth of $10,000	$10,396	$11,056	$16,427	$23,454	$23,901
	Average annual total return	3.96%	10.56%	17.99%	18.59%	9.10%
Deutsche Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,690	$11,491	$16,901	$22,532	$22,755
	Average annual total return	6.90%	14.91%	19.12%	17.64%	8.57%
Russell 1000 Growth Index	Growth of $10,000	$10,396	$11,056	$16,427	$23,454	$23,901
	Average annual total return	3.96%	10.56%	17.99%	18.59%	9.10%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	99%	99%
Cash Equivalents	1%	0%
Convertible Preferred Stock	0%	—
Convertible Bonds	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks, Convertible Bond and Convertible Preferred Stock)	6/30/15	12/31/14

Information Technology	28%	28%
Consumer Discretionary	19%	19%
Health Care	19%	16%
Industrials	11%	12%
Consumer Staples	10%	10%
Financials	5%	6%
Materials	4%	3%
Energy	2%	4%
Telecommunication Services	1%	1%
Utilities	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA

Brendan O'Neill, CFA

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 19.1%
Auto Components 0.7%
BorgWarner, Inc.	111,658	6,346,641
Hotels, Restaurants & Leisure 1.8%
Bloomin' Brands, Inc.	67,068	1,431,902
Brinker International, Inc. (a)	158,531	9,139,312
Las Vegas Sands Corp. (a)	122,452	6,437,301
		17,008,515
Internet & Catalog Retail 2.6%
Amazon.com, Inc.*	43,098	18,708,411
Expedia, Inc. (a)	50,412	5,512,552
		24,220,963
Media 3.9%
Twenty-First Century Fox, Inc. "A"	445,389	14,495,185
Walt Disney Co. (a)	183,865	20,986,351
		35,481,536
Specialty Retail 6.5%
Dick's Sporting Goods, Inc. (a)	159,710	8,268,187
Home Depot, Inc.	213,643	23,742,146
L Brands, Inc.	200,545	17,192,723
O'Reilly Automotive, Inc.*	45,269	10,229,889
		59,432,945
Textiles, Apparel & Luxury Goods 3.6%
NIKE, Inc. "B"	194,847	21,047,373
VF Corp.	171,638	11,970,034
		33,017,407
Consumer Staples 10.1%
Beverages 1.7%
PepsiCo, Inc.	165,439	15,442,076
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	95,032	12,835,022
Rite Aid Corp.* (a)	1,119,956	9,351,633
		22,186,655
Food Products 4.8%
Mead Johnson Nutrition Co.	169,609	15,302,124
Mondelez International, Inc. "A"	225,141	9,262,301
The WhiteWave Foods Co.*	390,134	19,069,750
		43,634,175
Personal Products 1.2%
Estee Lauder Companies, Inc. "A"	129,456	11,218,657
Energy 1.7%
Oil, Gas & Consumable Fuels
Concho Resources, Inc.* (a)	75,448	8,590,509
Valero Energy Corp.	113,099	7,079,998
		15,670,507
Financials 5.5%
Capital Markets 2.6%
Affiliated Managers Group, Inc.*	48,708	10,647,568
Ameriprise Financial, Inc.	55,516	6,935,614
The Charles Schwab Corp.	202,352	6,606,793
		24,189,975
Consumer Finance 1.2%
Capital One Financial Corp. (a)	129,497	11,391,851
Diversified Financial Services 0.9%
Intercontinental Exchange, Inc.	34,838	7,790,125
	Shares	Value ($)

Real Estate Investment Trusts 0.8%
Crown Castle International Corp (REIT)	88,022	7,068,167
Health Care 18.5%
Biotechnology 7.3%
Alexion Pharmaceuticals, Inc.*	39,754	7,186,330
Alnylam Pharmaceuticals, Inc.* (a)	21,274	2,550,114
Celgene Corp.*	176,571	20,435,445
Cepheid, Inc.* (a)	113,905	6,965,291
Gilead Sciences, Inc.	162,035	18,971,058
Medivation, Inc.*	91,015	10,393,913
		66,502,151
Health Care Equipment & Supplies 1.5%
Becton, Dickinson & Co.	33,279	4,713,970
St. Jude Medical, Inc.	124,464	9,094,585
		13,808,555
Health Care Providers & Services 4.8%
Anthem, Inc.	51,520	8,456,493
Cigna Corp.	44,294	7,175,628
Express Scripts Holding Co.*	89,497	7,959,863
HCA Holdings, Inc.*	45,833	4,157,970
McKesson Corp.	61,632	13,855,490
Omnicare, Inc.	26,111	2,460,961
		44,066,405
Life Sciences Tools & Services 1.6%
Thermo Fisher Scientific, Inc.	114,492	14,856,482
Pharmaceuticals 3.3%
Allergan PLC*	54,773	16,621,415
Shire PLC (ADR)	55,933	13,507,260
		30,128,675
Industrials 11.5%
Aerospace & Defense 3.4%
BE Aerospace, Inc.	110,968	6,092,143
Boeing Co.	121,000	16,785,120
TransDigm Group, Inc.* (a)	37,382	8,398,614
		31,275,877
Commercial Services & Supplies 0.9%
Stericycle, Inc.* (a)	63,842	8,549,082
Electrical Equipment 1.4%
AMETEK, Inc. (a)	228,492	12,516,792
Industrial Conglomerates 2.8%
Danaher Corp.	108,506	9,287,029
General Electric Co.	173,443	4,608,380
Roper Technologies, Inc. (a)	68,218	11,764,876
		25,660,285
Machinery 2.0%
Dover Corp. (a)	68,972	4,840,455
Parker-Hannifin Corp. (a)	115,648	13,453,332
		18,293,787
Road & Rail 1.0%
Norfolk Southern Corp.	105,105	9,181,973
Information Technology 27.8%
Communications Equipment 1.3%
Palo Alto Networks, Inc.* (a)	69,812	12,196,156
Internet Software & Services 5.9%
Facebook, Inc. "A"*	200,676	17,210,977
Google, Inc. "A"*	28,747	15,524,530
	Shares	Value ($)

Google, Inc. "C"*	28,970	15,079,175
LinkedIn Corp. "A"*	29,137	6,020,578
		53,835,260
IT Services 3.9%
Cognizant Technology Solutions Corp. "A"*	138,826	8,480,880
MasterCard, Inc. "A"	50,650	4,734,762
Visa, Inc. "A" (a)	335,210	22,509,352
		35,724,994
Semiconductors & Semiconductor Equipment 3.1%
Analog Devices, Inc.	111,542	7,159,323
Avago Technologies Ltd.	66,179	8,797,175
Broadcom Corp. "A"	83,076	4,277,583
NXP Semiconductors NV*	86,206	8,465,429
		28,699,510
Software 6.3%
Adobe Systems, Inc.*	171,761	13,914,358
Microsoft Corp.	436,847	19,286,795
Oracle Corp.	357,176	14,394,193
Salesforce.com, Inc.*	137,687	9,587,146
		57,182,492
Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc.	455,032	57,072,389
EMC Corp.	203,064	5,358,859
Western Digital Corp.	60,745	4,763,623
		67,194,871
Materials 3.9%
Chemicals 3.5%
Dow Chemical Co.	189,111	9,676,810
Ecolab, Inc.	118,940	13,448,545
PPG Industries, Inc.	80,464	9,230,830
		32,356,185
	Shares	Value ($)

Metals & Mining 0.4%
Freeport-McMoRan, Inc.	204,387	3,805,686
Telecommunication Services 0.6%
Diversified Telecommunication Services
Level 3 Communications, Inc.*	92,963	4,896,361
Zayo Group Holdings, Inc.* (a)	22,945	590,146
		5,486,507
Utilities 0.5%
Water Utilities
American Water Works Co., Inc.	89,210	4,338,283
Total Common Stocks (Cost $563,556,726)		909,760,203

Convertible Preferred Stock 0.1%
Health Care
Allergan PLC, Series A, 5.5% (Cost $1,100,000)	1,100	1,146,838

Securities Lending Collateral 11.2%
Daily Assets Fund Institutional, 0.16% (b) (c) (Cost $102,895,309)	102,895,309	102,895,309

Cash Equivalents 0.7%
Central Cash Management Fund, 0.09% (b) (Cost $5,884,959)	5,884,959	5,884,959

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $673,436,994)†	111.2	1,019,687,309
Other Assets and Liabilities, Net	(11.2)	(102,529,021)
Net Assets	100.0	917,158,288

* Non-income producing security.

† The cost for federal income tax purposes was $673,906,705. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $345,780,604. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $351,256,017 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,475,413.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $102,234,271, which is 11.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$909,760,203	$—	$—	$909,760,203
Convertible Preferred Stock	1,146,838	—	—	1,146,838
Short-Term Investments (d)	108,780,268	—	—	108,780,268
Total	$1,019,687,309	$—	$—	$1,019,687,309

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $564,656,726) — including $102,234,271 of securities loaned	$910,907,041
Investment in Daily Assets Fund Institutional (cost $102,895,309)*	102,895,309
Investment in Central Cash Management Fund (cost $5,884,959)	5,884,959
Total investments in securities, at value (cost $673,436,994)	1,019,687,309
Receivable for investments sold	36,092,765
Receivable for Fund shares sold	8,394
Dividends receivable	519,959
Interest receivable	11,086
Other assets	7,678
Total assets	1,056,327,191
Liabilities
Payable upon return of securities loaned	102,895,309
Payable for investments purchased	35,057,857
Payable for Fund shares redeemed	744,430
Accrued management fee	285,860
Accrued Trustees' fees	3,090
Other accrued expenses and payables	182,357
Total liabilities	139,168,903
Net assets, at value	$917,158,288
Net Assets Consist of
Undistributed net investment income	3,673,312
Net unrealized appreciation (depreciation) on Investments	346,250,315
Accumulated net realized gain (loss)	24,099,915
Paid-in capital	543,134,746
Net assets, at value	$917,158,288
Class A Net Asset Value, offering and redemption price per share ($913,922,094 ÷ 32,862,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.81
Class B Net Asset Value, offering and redemption price per share ($3,236,194 ÷ 116,618 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.75

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends	$5,985,408
Income distributions — Central Cash Management Fund	2,504
Interest	6,008
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	52,854
Total income	6,046,774
Expenses: Management fee	1,699,188
Administration fee	457,039
Services to shareholders	1,938
Record keeping fee (Class B)	109
Distribution and service fees (Class B)	4,249
Custodian fee	11,255
Professional fees	42,833
Reports to shareholders	29,386
Trustees' fees and expenses	17,324
Other	16,151
Total expenses	2,279,472
Net investment income (loss)	3,767,302
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	39,983,656
Change in net unrealized appreciation (depreciation) on investments	18,500,065
Net gain (loss)	58,483,721
Net increase (decrease) in net assets resulting from operations	$62,251,023

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income (loss)	$3,767,302	$6,418,200
Operations: Net investment income (loss)	$3,767,302	$6,418,200
Net realized gain (loss)	39,983,656	126,077,955
Change in net unrealized appreciation (depreciation)	18,500,065	(29,242,203)
Net increase (decrease) in net assets resulting from operations	62,251,023	103,253,952
Distributions to shareholders from: Net investment income: Class A	(6,323,352)	(5,280,971)
Class B	(12,995)	(41,098)
Net realized gains: Class A	(117,055,763)	(48,279,027)
Class B	(434,436)	(767,015)
Total distributions	(123,826,546)	(54,368,111)
Fund share transactions: Class A Proceeds from shares sold	19,484,383	51,156,495
Reinvestment of distributions	123,379,115	53,559,998
Payments for shares redeemed	(57,940,451)	(101,225,789)
Net increase (decrease) in net assets from Class A share transactions	84,923,047	3,490,704
Class B Proceeds from shares sold	395,336	1,318,640
Reinvestment of distributions	447,431	808,113
Payments for shares redeemed	(773,515)	(11,748,491)
Net increase (decrease) in net assets from Class B share transactions	69,252	(9,621,738)
Increase (decrease) in net assets	23,416,776	42,754,807
Net assets at beginning of period	893,741,512	850,986,705
Net assets at end of period (including undistributed net investment income of $3,673,312 and $6,242,357, respectively)	$917,158,288	$893,741,512
Other Information
Class A Shares outstanding at beginning of period	29,731,475	29,474,327
Shares sold	656,672	1,781,210
Shares issued to shareholders in reinvestment of distributions	4,417,441	2,074,361
Shares redeemed	(1,943,284)	(3,598,423)
Net increase (decrease) in Class A shares	3,130,829	257,148
Shares outstanding at end of period	32,862,304	29,731,475
Class B Shares outstanding at beginning of period	113,396	484,326
Shares sold	13,036	46,596
Shares issued to shareholders in reinvestment of distributions	16,048	31,359
Shares redeemed	(25,862)	(448,885)
Net increase (decrease) in Class B shares	3,222	(370,930)
Shares outstanding at end of period	116,618	113,396

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$29.95		$28.41	$21.38	$18.58	$19.59	$16.93
Income (loss) from investment operations: Net investment income (loss)a	.12		.21	.21	.28	.17	.14	c
Net realized and unrealized gain (loss)	2.01		3.18	7.12	2.70	(1.03)	2.68
Total from investment operations	2.13		3.39	7.33	2.98	(.86)	2.82
Less distributions from: Net investment income	(.22)		(.18)	(.30)	(.18)	(.15)	(.16)
Net realized gains	(4.05)		(1.67)	—	—	—	—
Total distributions	(4.27)		(1.85)	(.30)	(.18)	(.15)	(.16)
Net asset value, end of period	$27.81		$29.95	$28.41	$21.38	$18.58	$19.59
Total Return (%)	7.04	**	12.97	34.65	16.05	(4.47)	16.71	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	914		890	837	701	677	729
Ratio of expenses before expense reductions (%)	.50	*	.50	.50	.50	.50	.51
Ratio of expenses after expense reductions (%)	.50	*	.50	.50	.50	.50	.51
Ratio of net investment income (loss) (%)	.83	*	.76	.85	1.32	.86	.78	c
Portfolio turnover rate (%)	21	**	47	37	25	47	42
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.
* Annualized
** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$29.84		$28.29	$21.29	$18.51	$19.51	$16.86
Income (loss) from investment operations: Net investment income (loss)a	.08		.09	.13	.20	.10	.08	c
Net realized and unrealized gain (loss)	2.00		3.22	7.10	2.69	(1.02)	2.67
Total from investment operations	2.08		3.31	7.23	2.89	(.92)	2.75
Less distributions from: Net investment income	(.12)		(.09)	(.23)	(.11)	(.08)	(.10)
Net realized gains	(4.05)		(1.67)	—	—	—	—
Total distributions	(4.17)		(1.76)	(.23)	(.11)	(.08)	(.10)
Net asset value, end of period	$27.75		$29.84	$28.29	$21.29	$18.51	$19.51
Total Return (%)	6.90	**	12.67	34.19	15.61	(4.76)	16.33	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	14	13	13	12
Ratio of expenses before expense reductions (%)	.76	*	.80	.83	.83	.84	.85
Ratio of expenses after expense reductions (%)	.76	*	.80	.83	.83	.84	.84
Ratio of net investment income (loss) (%)	.56	*	.33	.52	.97	.52	.45	c
Portfolio turnover rate (%)	21	**	47	37	25	47	42
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche Capital Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $15,222,000 of pre-enactment losses, all of which was inherited from its merger with other affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $191,103,748 and $221,003,035, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.13%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $457,039, of which $76,910 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$371	$179
Class B	97	42
	$468	$221

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $4,249, of which $680 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,174, of which $6,404 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 35% and 11%, respectively. Two participating insurance companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 76% and 12%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,070.40	$1,069.00
Expenses Paid per $1,000*	$2.57	$3.90
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,022.32	$1,021.03
Expenses Paid per $1,000*	$2.51	$3.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Capital Growth VIP	.50%	.76%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Capital Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DeAWM Distributors, Inc. 222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1capgro-3 (R-028374-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series I

Deutsche Core Equity VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management Team
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.57% and 0.82% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Core Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,549	$11,170	$17,669	$22,806	$21,768
	Average annual total return	5.49%	11.70%	20.89%	17.93%	8.09%
Russell 1000® Index	Growth of $10,000	$10,171	$10,737	$16,317	$22,470	$21,853
	Average annual total return	1.71%	7.37%	17.73%	17.58%	8.13%
Deutsche Core Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,531	$11,134	$17,543	$22,501	$21,198
	Average annual total return	5.31%	11.34%	20.61%	17.61%	7.80%
Russell 1000® Index	Growth of $10,000	$10,171	$10,737	$16,317	$22,470	$21,853
	Average annual total return	1.71%	7.37%	17.73%	17.58%	8.13%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	99%	99%
Cash Equivalents	1%	1%
Convertible Bond	0%	0%
Convertible Preferred Stock	0%	—
	100%	100%

Sector Diversification (As a % of Common Stocks, Convertible Bond and Convertible Preferred Stock)	6/30/15	12/31/14

Information Technology	20%	20%
Health Care	17%	17%
Financials	16%	16%
Consumer Discretionary	13%	13%
Consumer Staples	10%	9%
Industrials	10%	11%
Energy	7%	8%
Materials	4%	3%
Utilities	2%	2%
Telecommunication Services	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA

Brendan O'Neill, CFA

Pankaj Bhatnagar, PhD

Portfolio Managers

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 12.8%
Auto Components 0.9%
BorgWarner, Inc.	37,019	2,104,160
Hotels, Restaurants & Leisure 1.5%
Bloomin' Brands, Inc.	15,842	338,227
Brinker International, Inc.	35,464	2,044,500
Las Vegas Sands Corp. (a)	15,839	832,656
		3,215,383
Internet & Catalog Retail 1.3%
Amazon.com, Inc.*	3,303	1,433,799
Expedia, Inc. (a)	12,571	1,374,639
		2,808,438
Media 2.0%
Twenty-First Century Fox, Inc. "A"	47,676	1,551,615
Walt Disney Co.	24,582	2,805,790
		4,357,405
Specialty Retail 4.9%
Advance Auto Parts, Inc.	11,936	1,901,285
Dick's Sporting Goods, Inc.	24,752	1,281,411
Home Depot, Inc.	30,376	3,375,685
L Brands, Inc.	47,533	4,075,004
		10,633,385
Textiles, Apparel & Luxury Goods 2.2%
NIKE, Inc. "B"	34,100	3,683,482
VF Corp.	15,110	1,053,771
		4,737,253
Consumer Staples 10.5%
Beverages 1.3%
PepsiCo, Inc.	31,008	2,894,287
Food & Staples Retailing 3.3%
Costco Wholesale Corp.	14,887	2,010,638
Kroger Co.	41,165	2,984,874
Rite Aid Corp.*	264,973	2,212,525
		7,208,037
Food Products 4.4%
ConAgra Foods, Inc.	49,797	2,177,125
Mead Johnson Nutrition Co.	38,471	3,470,853
The WhiteWave Foods Co.*	80,966	3,957,618
		9,605,596
Household Products 0.7%
Procter & Gamble Co.	18,406	1,440,085
Personal Products 0.8%
Estee Lauder Companies, Inc. "A"	20,710	1,794,729
Energy 7.0%
Energy Equipment & Services 0.7%
Schlumberger Ltd.	19,349	1,667,690
Oil, Gas & Consumable Fuels 6.3%
Anadarko Petroleum Corp.	41,118	3,209,671
Chevron Corp.	23,303	2,248,041
EOG Resources, Inc.	29,186	2,555,234
Occidental Petroleum Corp.	37,223	2,894,833
Phillips 66	34,556	2,783,831
		13,691,610
	Shares	Value ($)

Financials 15.7%
Banks 7.2%
Citigroup, Inc.	104,189	5,755,400
JPMorgan Chase & Co.	94,030	6,371,473
Regions Financial Corp.	358,096	3,709,875
		15,836,748
Capital Markets 2.1%
Ameriprise Financial, Inc.	17,578	2,196,019
Bank of New York Mellon Corp.	54,705	2,295,969
		4,491,988
Consumer Finance 2.1%
Capital One Financial Corp.	51,737	4,551,304
Insurance 3.2%
MetLife, Inc.	56,726	3,176,089
Prudential Financial, Inc.	42,847	3,749,969
		6,926,058
Real Estate Investment Trusts 1.1%
Prologis, Inc. (REIT)	64,779	2,403,301
Health Care 16.4%
Biotechnology 4.0%
Celgene Corp.*	36,522	4,226,874
Gilead Sciences, Inc.	21,223	2,484,789
Medivation, Inc.*	16,783	1,916,618
		8,628,281
Health Care Equipment & Supplies 2.4%
Becton, Dickinson & Co.	16,862	2,388,502
St. Jude Medical, Inc.	39,663	2,898,176
		5,286,678
Health Care Providers & Services 2.8%
Anthem, Inc.	17,477	2,868,675
HCA Holdings, Inc.*	13,456	1,220,728
McKesson Corp.	9,269	2,083,764
		6,173,167
Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc.	31,140	4,040,726
Pharmaceuticals 5.4%
Allergan PLC*	4,679	1,419,889
Bristol-Myers Squibb Co.	17,652	1,174,564
Merck & Co., Inc.	60,906	3,467,379
Pfizer, Inc.	104,317	3,497,749
Shire PLC (ADR) (a)	8,902	2,149,744
		11,709,325
Industrials 10.2%
Aerospace & Defense 2.8%
Boeing Co.	29,654	4,113,603
TransDigm Group, Inc.*	9,369	2,104,933
		6,218,536
Electrical Equipment 2.0%
AMETEK, Inc.	55,920	3,063,298
Regal Beloit Corp.	17,845	1,295,368
		4,358,666
Industrial Conglomerates 3.0%
General Electric Co.	129,653	3,444,881
Roper Technologies, Inc.	18,585	3,205,169
		6,650,050
Machinery 1.0%
Parker-Hannifin Corp. (a)	18,455	2,146,870
	Shares	Value ($)

Road & Rail 1.4%
Norfolk Southern Corp.	33,794	2,952,244
Information Technology 19.5%
Communications Equipment 1.7%
Cisco Systems, Inc.	88,573	2,432,214
Palo Alto Networks, Inc.*	7,021	1,226,569
		3,658,783
Internet Software & Services 3.5%
Facebook, Inc. "A"*	31,376	2,690,963
Google, Inc. "A"*	4,633	2,502,005
Google, Inc. "C"*	4,659	2,425,056
		7,618,024
IT Services 2.5%
Cognizant Technology Solutions Corp. "A"*	29,584	1,807,287
Visa, Inc. "A" (a)	55,570	3,731,525
		5,538,812
Semiconductors & Semiconductor Equipment 2.9%
Analog Devices, Inc.	20,586	1,321,312
Avago Technologies Ltd.	12,777	1,698,447
Intel Corp.	59,212	1,800,933
NXP Semiconductors NV*	16,325	1,603,115
		6,423,807
Software 4.2%
Intuit, Inc.	15,855	1,597,708
Microsoft Corp.	77,799	3,434,826
Oracle Corp.	63,214	2,547,524
Salesforce.com, Inc.*	21,065	1,466,756
		9,046,814
Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	60,639	7,605,647
EMC Corp.	63,487	1,675,422
Western Digital Corp.	12,343	967,938
		10,249,007
Materials 3.6%
Chemicals 2.0%
Dow Chemical Co.	37,215	1,904,291
Ecolab, Inc.	22,738	2,570,986
		4,475,277
Containers & Packaging 1.6%
Sealed Air Corp.	67,417	3,463,886
	Shares	Value ($)

Telecommunication Services 0.9%
Wireless Telecommunication Services
T-Mobile U.S., Inc.*	51,257	1,987,234
Utilities 1.8%
Electric Utilities 0.7%
NextEra Energy, Inc.	15,854	1,554,168
Water Utilities 1.1%
American Water Works Co., Inc.	50,186	2,440,545
Total Common Stocks (Cost $175,066,635)		214,988,357

	Principal Amount ($)	Value ($)

Convertible Bond 0.3%
Consumer Discretionary
Fiat Chrysler Automobiles NV, 7.875%, 12/15/2016 (Cost $440,000)	440,000	554,950

	Shares	Value ($)

Convertible Preferred Stock 0.1%
Health Care
Allergan PLC, Series A, 5.5% (Cost $300,000)	300	312,774

Securities Lending Collateral 2.6%
Daily Assets Fund Institutional, 0.16% (b) (c) (Cost $5,574,636)	5,574,636	5,574,636

Cash Equivalents 0.9%
Central Cash Management Fund, 0.09% (b) (Cost $2,037,386)	2,037,386	2,037,386

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $183,418,657)†	102.3	223,468,103
Other Assets and Liabilities, Net	(2.3)	(5,037,250)
Net Assets	100.0	218,430,853

* Non-income producing security.

† The cost for federal income tax purposes was $183,507,720. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $39,960,383. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,193,859 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,233,476.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $5,547,637, which is 2.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$214,988,357	$—	$—	$214,988,357
Convertible Bond	—	554,950	—	554,950
Convertible Preferred Stock	312,774	—	—	312,774
Short-Term Investments (d)	7,612,022	—	—	7,612,022
Total	$222,913,153	$554,950	$—	$223,468,103

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $175,806,635) — including $5,547,637 of securities loaned	$215,856,081
Investment in Daily Assets Fund Institutional (cost $5,574,636)*	5,574,636
Investment in Central Cash Management Fund (cost $2,037,386)	2,037,386
Total investments in securities, at value (cost $183,418,657)	223,468,103
Cash	269,298
Receivable for investments sold	3,367,569
Receivable for Fund shares sold	72,381
Dividends receivable	197,580
Interest receivable	19,573
Other assets	1,555
Total assets	227,396,059
Liabilities
Payable upon return of securities loaned	5,574,636
Payable for investments purchased	2,750,051
Payable for Fund shares redeemed	479,286
Accrued management fee	71,423
Accrued Trustees' fees	549
Other accrued expenses and payables	89,261
Total liabilities	8,965,206
Net assets, at value	$218,430,853
Net Assets Consist of
Undistributed net investment income	1,186,734
Net unrealized appreciation (depreciation) on investments	40,049,446
Accumulated net realized gain (loss)	8,313,105
Paid-in capital	168,881,568
Net assets, at value	$218,430,853
Class A Net Asset Value, offering and redemption price per share ($216,414,149 ÷ 16,250,362 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.32
Class B Net Asset Value, offering and redemption price per share ($2,016,704 ÷ 151,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.31

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends	$1,846,444
Interest	17,566
Income distributions — Central Cash Management Fund	468
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,602
Total income	1,869,080
Expenses: Management fee	430,907
Administration fee	110,489
Services to shareholders	1,298
Record keeping fee (Class B)	52
Distribution service fee (Class B)	2,379
Custodian fee	9,079
Professional fees	36,986
Reports to shareholders	20,065
Trustees' fees and expenses	5,399
Other	5,025
Total expenses	621,679
Net investment income	1,247,401
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	8,406,773
Change in net unrealized appreciation (depreciation) on investments	2,252,019
Net gain (loss)	10,658,792
Net increase (decrease) in net assets resulting from operations	$11,906,193

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income	$1,247,401	$1,881,277
Operations: Net investment income	$1,247,401	$1,881,277
Net realized gain (loss)	8,406,773	17,630,326
Change in net unrealized appreciation (depreciation)	2,252,019	4,906,485
Net increase (decrease) in net assets resulting from operations	11,906,193	24,418,088
Distributions to shareholders from: Net investment income: Class A	(1,815,630)	(2,373,232)
Class B	(11,196)	(16,034)
Net realized gains: Class A	(491,871)	—
Class B	(4,384)	—
Total distributions	(2,323,081)	(2,389,266)
Fund share transactions: Class A Proceeds from shares sold	5,459,165	9,130,365
Reinvestment of distributions	2,307,501	2,373,232
Payments for shares redeemed	(21,158,564)	(36,253,798)
Net increase (decrease) in net assets from Class A share transactions	(13,391,898)	(24,750,201)
Class B Proceeds from shares sold	287,005	50,380
Reinvestment of distributions	15,580	16,034
Payments for shares redeemed	(179,496)	(301,019)
Net increase (decrease) in net assets from Class B share transactions	123,089	(234,605)
Increase (decrease) in net assets	(3,685,697)	(2,955,984)
Net assets at beginning of period	222,116,550	225,072,534
Net assets at end of period (including undistributed net investment income of $1,186,734 and $1,766,159, respectively)	$218,430,853	$222,116,550
Other Information
Class A Shares outstanding at beginning of period	17,268,971	19,342,719
Shares sold	415,527	762,045
Shares issued to shareholders in reinvestment of distributions	173,366	210,580
Shares redeemed	(1,607,502)	(3,046,373)
Net increase (decrease) in Class A shares	(1,018,609)	(2,073,748)
Shares outstanding at end of period	16,250,362	17,268,971
Class B Shares outstanding at beginning of period	142,262	161,956
Shares sold	21,689	4,074
Shares issued to shareholders in reinvestment of distributions	1,171	1,423
Shares redeemed	(13,657)	(25,191)
Net increase (decrease) in Class B shares	9,203	(19,694)
Shares outstanding at end of period	151,465	142,262

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.76		$11.54	$8.53	$7.46	$7.56	$6.71
Income (loss) from investment operations: Net investment incomea	.07		.10	.12	.15	.10	.09
Net realized and unrealized gain (loss)	.63		1.25	3.03	1.03	(.10)	.87
Total from investment operations	.70		1.35	3.15	1.18	.00	.96
Less distributions from: Net investment income	(.11)		(.13)	(.14)	(.11)	(.10)	(.11)
Net realized gains	(.03)		—	—	—	—	—
Total distributions	(.14)		—	—	—	—	—
Net asset value, end of period	$13.32		$12.76	$11.54	$8.53	$7.46	$7.56
Total Return (%)	5.49	**	11.82	37.33	15.81	(.14)	14.40	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216		220	223	180	85	98
Ratio of expenses before expense reductions (%)	.56	*	.57	.56	.59	.63	.63
Ratio of expenses after expense reductions (%)	.56	*	.57	.56	.59	.63	.60
Ratio of net investment income (%)	1.13	*	.86	1.20	1.90	1.25	1.32
Portfolio turnover rate (%)	17	**	48	238	307	215	145
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.74		$11.53	$8.51	$7.45	$7.55	$6.70
Income (loss) from investment operations: Net investment incomea	.06		.07	.10	.11	.08	.07
Net realized and unrealized gain (loss)	.62		1.24	3.03	1.03	(.10)	.87
Total from investment operations	.68		1.31	3.13	1.14	(.02)	.94
Less distributions from: Net investment income	(.08)		(.10)	(.11)	(.08)	(.08)	(.09)
Net realized gains	(.03)		—	—	—	—	—
Total distributions	(.11)		—	—	—	—	—
Net asset value, end of period	$13.31		$12.74	$11.53	$8.51	$7.45	$7.55
Total Return (%)	5.31	**	11.52	37.10	15.41	(.40)	14.12	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	2	2	2	2
Ratio of expenses before expense reductions (%)	.82	*	.82	.76	.90	.88	.88
Ratio of expenses after expense reductions (%)	.82	*	.82	.76	.90	.88	.85
Ratio of net investment income (%)	.88	*	.60	1.00	1.41	.99	1.07
Portfolio turnover rate (%)	17	**	48	238	307	215	145
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche Core Equity VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $36,638,846 and $50,378,350, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.10%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $110,489, of which $18,314 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$288	$143
Class B	44	15
	$332	$158

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $2,379, of which $423 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,692, of which $6,762 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 47% and 30%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 71% and 12%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,054.90	$1,053.10
Expenses Paid per $1,000*	$2.85	$4.17
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,022.02	$1,020.73
Expenses Paid per $1,000*	$2.81	$4.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Core Equity VIP	.56%	.82%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Equity VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc. 222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1coreq-3 (R-028376-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series I

Deutsche CROCI® International VIP

(formerly Deutsche International VIP)

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Manager
7 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
15 Notes to Financial Statements
21 Information About Your Fund's Expenses
22 Proxy Voting
23 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.04% and 1.31% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche CROCI® International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,628	$9,200	$12,913	$13,702	$13,378
	Average annual total return	6.28%	–8.00%	8.90%	6.50%	2.95%
MSCI EAFE® Index	Growth of $10,000	$10,552	$9,578	$14,039	$15,770	$16,474
	Average annual total return	5.52%	–4.22%	11.97%	9.54%	5.12%
Deutsche CROCI® International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,627	$9,191	$12,838	$13,546	$13,027
	Average annual total return	6.27%	–8.09%	8.69%	6.26%	2.68%
MSCI EAFE® Index	Growth of $10,000	$10,552	$9,578	$14,039	$15,770	$16,474
	Average annual total return	5.52%	–4.22%	11.97%	9.54%	5.12%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

Continental Europe	42%	44%
United Kingdom	23%	24%
Japan	23%	21%
Asia (excluding Japan)	6%	6%
Australia	6%	5%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

Materials	27%	23%
Industrials	22%	14%
Consumer Discretionary	16%	17%
Utilities	16%	10%
Health Care	10%	14%
Energy	7%	13%
Information Technology	2%	5%
Consumer Staples	—	2%
Telecommunication Services	—	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

Di Kumble, CFA

Portfolio Manager

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 96.4%
Australia 5.6%
BHP Billiton Ltd.	106,673	2,186,162
Origin Energy Ltd.	266,029	2,510,393
South32 Ltd.*	106,673	147,324
Woodside Petroleum Ltd.	96,805	2,563,467
(Cost $9,970,393)		7,407,346
Austria 1.7%
OMV AG (Cost $3,357,604)	84,021	2,315,894
Denmark 1.9%
A P Moller-Maersk AS "B" (Cost $3,134,665)	1,370	2,483,157
Finland 1.8%
Fortum Oyj (Cost $2,880,400)	136,799	2,428,999
France 7.5%
Electricite de France SA	109,129	2,434,455
GDF Suez	128,315	2,380,460
Kering	14,670	2,615,250
Sanofi	25,721	2,519,793
(Cost $11,344,419)		9,949,958
Germany 7.9%
Continental AG	10,870	2,573,368
E.ON SE	169,896	2,265,317
K+S AG (Registered)	77,806	3,292,908
Siemens AG (Registered)	24,543	2,471,422
(Cost $11,004,817)		10,603,015
Hong Kong 2.0%
CLP Holdings Ltd. (Cost $2,497,728)	309,800	2,634,691
Japan 22.2%
Asahi Kasei Corp.	282,000	2,322,285
Bridgestone Corp.	64,300	2,384,979
Daiichi Sankyo Co., Ltd. (a)	153,000	2,835,838
Denso Corp.	56,300	2,813,707
JGC Corp.	134,000	2,536,211
Mitsui & Co., Ltd.	195,600	2,662,648
Nitto Denko Corp.	41,800	3,446,042
Otsuka Holdings Co., Ltd.	78,400	2,506,329
Sekisui House Ltd.	172,400	2,744,951
Sumitomo Metal Mining Co., Ltd.	185,000	2,825,093
Toyota Industries Corp.	44,400	2,540,939
(Cost $26,238,738)		29,619,022
Luxembourg 3.6%
ArcelorMittal (a)	253,383	2,452,352
Tenaris SA	170,069	2,298,447
(Cost $6,294,725)		4,750,799
Netherlands 2.1%
Koninklijke DSM NV (Cost $3,321,008)	48,115	2,792,070
	Shares	Value ($)

Singapore 3.6%
Keppel Corp., Ltd.	402,700	2,459,011
Singapore Airlines Ltd.	299,200	2,386,255
(Cost $5,756,413)		4,845,266
Spain 1.9%
Gas Natural SDG SA (Cost $2,765,793)	112,463	2,549,412
Sweden 1.8%
Telefonaktiebolaget LM Ericsson "B" (Cost $2,844,774)	238,056	2,463,437
Switzerland 10.1%
ABB Ltd. (Registered)*	123,403	2,580,003
Roche Holding AG (Genusschein)	9,322	2,613,707
Sika AG (Bearer)*	779	2,746,400
Swatch Group AG (Bearer)	6,101	2,374,251
Syngenta AG (Registered)	7,856	3,193,740
(Cost $13,577,805)		13,508,101
United Kingdom 22.7%
Anglo American PLC	162,308	2,342,675
Antofagasta PLC	221,804	2,400,320
Burberry Group PLC	99,393	2,448,408
Centrica PLC	665,576	2,764,462
easyJet PLC	97,129	2,364,052
GlaxoSmithKline PLC	114,665	2,386,140
Rexam PLC	306,427	2,656,641
Rio Tinto PLC	59,425	2,432,780
Rolls-Royce Holdings PLC	169,930	2,320,413
Smiths Group PLC	155,880	2,764,528
SSE PLC	112,788	2,719,149
The Weir Group PLC	101,305	2,696,594
(Cost $35,039,998)		30,296,162
Total Common Stocks (Cost $140,029,280)		128,647,329

Securities Lending Collateral 3.3%
Daily Assets Fund Institutional, 0.16% (b) (c) (Cost $4,329,999)	4,329,999	4,329,999

Cash Equivalents 3.3%
Central Cash Management Fund, 0.09% (b) (Cost $4,451,561)	4,451,561	4,451,561

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $148,810,840)†	103.0	137,428,889
Other Assets and Liabilities, Net	(3.0)	(4,000,803)
Net Assets	100.0	133,428,086

* Non-income producing security.

† The cost for federal income tax purposes was $149,156,954. At June 30, 2015, net unrealized depreciation for all securities based on tax cost was $11,728,065. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,255,734 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,983,799.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $4,029,622, which is 3.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

As of June 30, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	49,854	JPY	6,100,000	7/31/2015	8	Citigroup, Inc.
CHF	12,917,000	USD	13,856,617	7/31/2015	24,187	Citigroup, Inc.
EUR	32,300,000	USD	36,170,541	7/31/2015	146,042	Citigroup, Inc.
GBP	19,895,000	USD	31,313,974	7/31/2015	60,101	Citigroup, Inc.
SGD	6,539,000	USD	4,852,733	7/31/2015	79	Goldman Sachs & Co.
DKK	17,013,000	USD	2,554,709	7/31/2015	10,157	Goldman Sachs & Co.
SEK	21,523,000	USD	2,605,347	7/31/2015	7,395	Goldman Sachs & Co.
Total unrealized appreciation					247,969

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	10,019,000	USD	7,691,767	7/31/2015	(24,468)	Goldman Sachs & Co.
HKD	20,335,000	USD	2,623,060	7/31/2015	(212)	Goldman Sachs & Co.
JPY	3,736,706,000	USD	30,282,033	7/31/2015	(261,958)	Citigroup, Inc.
Total unrealized depreciation					(286,638)

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$7,407,346	$—	$7,407,346
Austria	—	2,315,894	—	2,315,894
Denmark	—	2,483,157	—	2,483,157
Finland	—	2,428,999	—	2,428,999
France	—	9,949,958	—	9,949,958
Germany	—	10,603,015	—	10,603,015
Hong Kong	—	2,634,691	—	2,634,691
Japan	—	29,619,022	—	29,619,022
Luxembourg	—	4,750,799	—	4,750,799
Netherlands	—	2,792,070	—	2,792,070
Singapore	—	4,845,266	—	4,845,266
Spain	—	2,549,412	—	2,549,412
Sweden	—	2,463,437	—	2,463,437
Switzerland	—	13,508,101	—	13,508,101
United Kingdom	—	30,296,162	—	30,296,162
Short-Term Investments (d)	8,781,560	—	—	8,781,560
Derivatives (e)
Forward Foreign Currency Exchange Contracts	—	247,969	—	247,969
Total	$8,781,560	$128,895,298	$—	$137,676,858
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (e)
Forward Foreign Currency Exchange Contracts	$—	$(286,638)	$—	$(286,638)
Total	$—	$(286,638)	$—	$(286,638)

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $140,029,280) — including $4,029,622 of securities loaned	$128,647,329
Investment in Daily Assets Fund Institutional (cost $4,329,999)*	4,329,999
Investment in Central Cash Management Fund (cost $4,451,561)	4,451,561
Total investments, at value (cost $148,810,840)	137,428,889
Cash	134
Foreign currency, at value (cost $57,379)	56,058
Receivable for investments sold	41,291
Receivable for Fund shares sold	9,567
Dividends receivable	87,917
Interest receivable	6,558
Unrealized appreciation on forward foreign currency exchange contracts	247,969
Foreign taxes recoverable	469,789
Other assets	1,490
Total assets	138,349,662
Liabilities
Payable upon return of securities loaned	4,329,999
Payable for Fund shares redeemed	123,051
Unrealized depreciation on forward foreign currency exchange contracts	286,638
Accrued management fee	85,574
Accrued Trustees' fees	1,490
Other accrued expenses and payables	94,824
Total liabilities	4,921,576
Net assets, at value	$133,428,086
Net Assets Consist of
Undistributed net investment income	2,323,775
Net unrealized appreciation (depreciation) on: Investments	(11,381,951)
Foreign currency	(37,540)
Accumulated net realized gain (loss)	(106,019,866)
Paid-in capital	248,543,668
Net assets, at value	$133,428,086
Class A Net Asset Value, offering and redemption price per share ($133,123,013 ÷ 16,542,928 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.05
Class B Net Asset Value, offering and redemption price per share ($305,073 ÷ 37,806 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.07

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $286,929)	$3,201,752
Income distributions — Central Cash Management Fund	970
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	62,334
Total income	3,265,056
Expenses: Management fee	521,822
Administration fee	66,053
Services to shareholders	1,632
Distribution service fee (Class B)	379
Custodian fee	22,634
Professional fees	36,984
Reports to shareholders	26,278
Trustees' fees and expenses	3,772
Other	13,172
Total expenses before expense reductions	692,726
Expense reductions	(38,418)
Total expenses after expense reductions	654,308
Net investment income (loss)	2,610,748
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,582,208)
Foreign currency	2,295,105
(287,103)
Change in net unrealized appreciation (depreciation) on: Investments	5,687,376
Foreign currency	(15,349)
5,672,027
Net gain (loss)	5,384,924
Net increase (decrease) in net assets resulting from operations	$7,995,672

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income (loss)	$2,610,748	$5,060,784
Operations: Net investment income (loss)	$2,610,748	$5,060,784
Net realized gain (loss)	(287,103)	21,737,659
Change in net unrealized appreciation (depreciation)	5,672,027	(43,796,669)
Net increase (decrease) in net assets resulting from operations	7,995,672	(16,998,226)
Distributions to shareholders from: Net investment income: Class A	(5,221,184)	(2,472,725)
Class B	(11,210)	(4,273)
Total distributions	(5,232,394)	(2,476,998)
Fund share transactions: Class A Proceeds from shares sold	8,289,662	8,496,800
Reinvestment of distributions	5,221,184	2,472,725
Payments for shares redeemed	(8,706,950)	(17,182,817)
Net increase (decrease) in net assets from Class A share transactions	4,803,896	(6,213,292)
Class B Proceeds from shares sold	38,037	15,844
Reinvestment of distributions	11,210	4,273
Payments for shares redeemed	(15,642)	(21,212)
Net increase (decrease) in net assets from Class B share transactions	33,605	(1,095)
Increase (decrease) in net assets	7,600,779	(25,689,611)
Net assets at beginning of period	125,827,307	151,516,918
Net assets at end of period (including undistributed net investment income of $2,323,775 and $4,945,421, respectively)	$133,428,086	$125,827,307
Other Information
Class A Shares outstanding at beginning of period	15,973,456	16,697,511
Shares sold	1,009,730	980,337
Shares issued to shareholders in reinvestment of distributions	624,543	279,089
Shares redeemed	(1,064,801)	(1,983,481)
Net increase (decrease) in Class A shares	569,472	(724,055)
Shares outstanding at end of period	16,542,928	15,973,456
Class B Shares outstanding at beginning of period	33,566	33,679
Shares sold	4,829	1,824
Shares issued to shareholders in reinvestment of distributions	1,336	481
Shares redeemed	(1,925)	(2,418)
Net increase (decrease) in Class B shares	4,240	(113)
Shares outstanding at end of period	37,806	33,566

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.86		$9.06		$7.96		$6.74	$8.22	$8.26
Income (loss) from investment operations: Net investment income (loss)a	.16		.31	b	.14		.22	.15	.13
Net realized and unrealized gain (loss)	.36		(1.36)		1.41		1.16	(1.49)	(.00	)***
Total from investment operations	.52		(1.05)		1.55		1.38	(1.34)	.13
Less distributions from: Net investment income	(.33)		(.15)		(.45)		(.16)	(.14)	(.17)
Net asset value, end of period	$8.05		$7.86		$9.06		$7.96	$6.74	$8.22
Total Return (%)	6.28	c**	(11.76	)c	20.23	c	20.65	(16.67)	1.62	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133		126		151		230	211	288
Ratio of expenses before expense reductions (%)	1.05	*	1.04		1.02		.98	1.00	.99
Ratio of expenses after expense reductions (%)	.99	*	.98		1.01		.98	1.00	.99
Ratio of net investment income (loss) (%)	3.95	*	3.55	b	1.64		2.99	1.98	1.68
Portfolio turnover rate (%)	39	**	135		97		85	174	228
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.95% of average daily net assets, for the year ended December 31, 2014.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.87		$9.07		$7.96		$6.75	$8.22	$8.26
Income (loss) from investment operations: Net investment income (loss)a	.15		.28	b	.13		.20	.13	.11
Net realized and unrealized gain (loss)	.36		(1.35)		1.41		1.15	(1.48)	(.00	)***
Total from investment operations	.51		(1.07)		1.54		1.35	(1.35)	.11
Less distributions from: Net investment income	(.31)		(.13)		(.43)		(.14)	(.12)	(.15)
Net asset value, end of period	$8.07		$7.87		$9.07		$7.96	$6.75	$8.22
Total Return (%)	6.27	c**	(11.98	)c	20.01	c	20.13	(16.77)	1.33	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.31		.26		.31		.28	.24	.36
Ratio of expenses before expense reductions (%)	1.32	*	1.31		1.30		1.26	1.28	1.26
Ratio of expenses after expense reductions (%)	1.24	*	1.23		1.27		1.26	1.28	1.26
Ratio of net investment income (loss) (%)	3.72	*	3.26	b	1.62		2.73	1.70	1.41
Portfolio turnover rate (%)	39	**	135		97		85	174	228
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.95% of average daily net assets, for the year ended December 31, 2014.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche CROCI® International VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $105,624,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($6,802,000) and December 31, 2017 ($98,822,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $131,951,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $50,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$247,969
The above derivative is located in the following Statement of Assets and Liabilities accounts: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$(286,638)
The above derivative is located in the following Statement of Assets and Liabilities accounts: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$2,266,766
The above derivative is located in the following Statement of Operations account:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$(38,669)
The above derivative is located in the following Statement of Operations account:
(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$230,338	$(230,338)	$—	$—
Goldman Sachs & Co.	17,631	(17,631)	—	—
	$247,969	$(247,969)	$—	$—
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$261,958	$(230,338)	$—	$31,620
Goldman Sachs & Co.	24,680	(17,631)	—	7,049
	$286,638	$(247,969)	$—	$38,669

C. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $51,964,150 and $50,818,088, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.79% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.99%
Class B	1.24%

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$38,291
Class B	127
$38,418

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $66,053, of which $11,334 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$325	$175
Class B	40	20
	$365	$195

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $379, of which $66 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,994, of which $7,088 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,416.

E. Ownership of the Fund

At June 30, 2015, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 30%, 12%, 11% and 10%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 82% and 11%, respectively.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,062.80	$1,062.70
Expenses Paid per $1,000*	$5.06	$6.34
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,019.89	$1,018.65
Expenses Paid per $1,000*	$4.96	$6.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche CROCI® International VIP	.99%	1.24%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche CROCI® International VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1cint-3 (R-028378-4 8/15)

June 30, 2015

Semiannual Report

Deutsche Variable Series I

Deutsche Global Small Cap VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Manager
5 Investment Portfolio
7 Statement of Assets and Liabilities
8 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.13% and 1.41% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Global Small Cap VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,754	$10,020	$15,701	$19,086	$20,640
	Average annual total return	7.54%	0.20%	16.23%	13.80%	7.52%
S&P Developed Small Cap Index	Growth of $10,000	$10,670	$10,242	$16,078	$20,268	$22,318
	Average annual total return	6.70%	2.42%	17.15%	15.18%	8.36%
Deutsche Global Small Cap VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,730	$9,989	$15,574	$18,849	$20,098
	Average annual total return	7.30%	–0.11%	15.91%	13.52%	7.23%
S&P Developed Small Cap Index	Growth of $10,000	$10,670	$10,242	$16,078	$20,268	$22,318
	Average annual total return	6.70%	2.42%	17.15%	15.18%	8.36%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/15	12/31/14

Common Stocks	98%	95%
Cash Equivalents	2%	5%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

United States	45%	47%
Continental Europe	20%	16%
United Kingdom	13%	13%
Japan	8%	8%
Asia (excluding Japan)	8%	10%
Canada	2%	3%
Latin America	1%	1%
Australia	1%	1%
Other	2%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/15	12/31/14

Consumer Discretionary	25%	25%
Industrials	24%	24%
Health Care	16%	14%
Financials	14%	15%
Information Technology	9%	10%
Consumer Staples	8%	8%
Energy	2%	3%
Materials	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

Joseph Axtell, CFA

Portfolio Manager

Investment Portfolio June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 95.5%
Australia 1.2%
Austal Ltd.	496,297	708,811
G8 Education Ltd. (a)	399,767	1,008,941
(Cost $1,788,196)		1,717,752
Bermuda 1.1%
Lazard Ltd. "A" (b) (Cost $701,446)	28,653	1,611,445
Canada 2.2%
Quebecor, Inc. "B"	62,232	1,555,823
SunOpta, Inc.*	150,623	1,616,185
(Cost $2,430,443)		3,172,008
China 1.0%
Minth Group Ltd. (Cost $210,813)	629,036	1,407,725
Finland 0.9%
Cramo Oyj (Cost $1,466,738)	67,902	1,311,197
France 3.6%
Flamel Technologies SA (ADR)*	150,190	3,182,526
JC Decaux SA (a)	33,561	1,400,560
Parrot SA*	9,450	423,989
(Cost $2,806,995)		5,007,075
Germany 5.2%
M.A.X. Automation AG	144,718	876,715
Patrizia Immobilien AG*	62,314	1,523,630
Rational AG	3,390	1,245,380
United Internet AG (Registered)	56,164	2,494,535
VIB Vermoegen AG	62,640	1,118,387
(Cost $2,876,642)		7,258,647
Hong Kong 3.0%
K Wah International Holdings Ltd.	2,052,757	1,092,458
Playmates Toys Ltd.	3,085,522	597,078
REXLot Holdings Ltd.	12,174,509	691,262
Sun Hung Kai & Co., Ltd.	453,790	410,337
Techtronic Industries Co., Ltd.	413,169	1,363,421
(Cost $3,233,235)		4,154,556
Indonesia 0.4%
PT Arwana Citramulia Tbk (Cost $879,310)	12,873,609	511,566
Ireland 3.5%
Greencore Group PLC	292,742	1,442,782
Paddy Power PLC (c)	28	2,413
Paddy Power PLC (c)	15,246	1,306,559
Ryanair Holdings PLC	157,885	2,080,533
(Cost $1,926,358)		4,832,287
Italy 0.9%
Prysmian SpA (Cost $1,218,595)	62,011	1,336,362
Japan 7.7%
Ai Holdings Corp.	70,717	1,253,747
Avex Group Holdings, Inc.	64,134	1,127,968
Kusuri No Aoki Co., Ltd.	57,758	2,566,618
MISUMI Group, Inc.	85,074	1,210,587
Nippon Seiki Co., Ltd.	99,964	1,989,637
	Shares	Value ($)

United Arrows Ltd.	28,157	883,909
Universal Entertainment Corp.	48,914	1,106,470
UT Holdings Co., Ltd.*	137,124	681,222
(Cost $6,551,902)		10,820,158
Korea 0.3%
Suprema, Inc.* (Cost $404,017)	19,854	409,379
Malaysia 1.6%
Hartalega Holdings Bhd.	207,923	469,517
Nirvana Asia Ltd. 144A	3,090,512	841,249
Tune Ins Holdings Bhd.	2,059,414	897,128
(Cost $2,404,792)		2,207,894
Netherlands 2.3%
Brunel International NV	52,572	1,045,474
Constellium NV "A"* (d)	97,322	1,151,319
SBM Offshore NV*	87,012	1,029,820
(Cost $4,060,300)		3,226,613
Panama 0.9%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $900,245)	37,518	1,207,329
Philippines 0.7%
Alliance Global Group, Inc. (Cost $629,231)	2,124,750	1,024,261
Singapore 0.5%
Lian Beng Group Ltd. (Cost $497,436)	1,610,055	651,357
Spain 0.6%
Talgo SA 144A* (Cost $1,037,489)	98,842	791,193
Sweden 0.7%
Nobina AB 144A* (Cost $1,074,839)	256,738	972,463
Switzerland 0.9%
Dufry AG (Registered)* (Cost $1,038,337)	8,930	1,245,504
Thailand 0.4%
Malee Sampran PCL (Foreign Registered) (Cost $894,585)	562,780	533,196
United Kingdom 12.8%
Arrow Global Group PLC	355,100	1,475,780
Babcock International Group PLC	163,727	2,776,498
Clinigen Healthcare Ltd.	127,880	1,252,807
Crest Nicholson Holdings PLC	185,815	1,637,201
Domino's Pizza Group PLC	94,205	1,149,550
Hargreaves Lansdown PLC	74,001	1,341,533
HellermannTyton Group PLC	253,349	1,372,615
Howden Joinery Group PLC	216,784	1,758,694
Jardine Lloyd Thompson Group PLC	53,894	885,810
Nanoco Group PLC*	431,419	644,245
Polypipe Group PLC	348,981	1,488,733
Rotork PLC	275,960	1,008,559
Spirax-Sarco Engineering PLC	20,226	1,078,308
(Cost $12,077,352)		17,870,333
	Shares	Value ($)

United States 43.1%
ACADIA Pharmaceuticals, Inc.* (a)	10,031	420,098
Advance Auto Parts, Inc.	8,980	1,430,424
Affiliated Managers Group, Inc.*	7,410	1,619,826
Altra Industrial Motion Corp.	19,789	537,865
AZZ, Inc.	8,437	437,037
BE Aerospace, Inc.	15,735	863,852
Berry Plastics Group, Inc.*	30,294	981,526
Cardtronics, Inc.*	36,148	1,339,283
Casey's General Stores, Inc.	18,079	1,730,884
Cognex Corp.	21,722	1,044,828
CONMED Corp.	17,173	1,000,671
DigitalGlobe, Inc.*	29,587	822,223
Encore Capital Group, Inc.* (a)	19,217	821,335
Fogo De Chao, Inc.*	30,508	706,565
Fox Factory Holding Corp.*	78,392	1,260,543
Gentherm, Inc.*	33,726	1,851,895
Hain Celestial Group, Inc.*	16,720	1,101,179
HeartWare International, Inc.*	8,452	614,376
Jack in the Box, Inc.	16,798	1,480,912
Jarden Corp.* (a)	24,008	1,242,414
Kindred Healthcare, Inc.	54,531	1,106,434
Knowles Corp.* (a)	35,020	633,862
Leucadia National Corp.	48,420	1,175,638
Middleby Corp.*	17,054	1,913,970
Molina Healthcare, Inc.* (a)	27,849	1,957,785
Neurocrine Biosciences, Inc.*	9,251	441,828
NxStage Medical, Inc.*	40,484	578,314
Oil States International, Inc.*	17,583	654,615
OvaScience, Inc.* (a)	10,426	301,624
Pacific Ethanol, Inc.* (a)	55,920	577,094
Pacira Pharmaceuticals, Inc.*	16,414	1,160,798
PAREXEL International Corp.*	22,064	1,418,936
Primoris Services Corp.	60,064	1,189,267
Providence Service Corp.*	46,636	2,065,042
Retrophin, Inc.*	63,162	2,093,820
Roadrunner Transportation Systems, Inc.*	37,218	960,224
Sinclair Broadcast Group, Inc. "A" (a)	44,506	1,242,162
Sunshine Heart, Inc.*	63,829	220,210
Super Micro Computer, Inc.*	24,066	711,872
Tenneco, Inc.*	22,899	1,315,319
The WhiteWave Foods Co.*	36,847	1,801,081
Thoratec Corp.*	40,086	1,786,633
	Shares	Value ($)

TiVo, Inc.*	91,584	928,662
TriNet Group, Inc.*	33,626	852,419
TriState Capital Holdings, Inc.*	67,982	879,007
United Rentals, Inc.*	4,399	385,440
Urban Outfitters, Inc.* (a)	35,491	1,242,185
VeriFone Systems, Inc.*	38,705	1,314,422
WABCO Holdings, Inc.*	15,736	1,946,858
Waddell & Reed Financial, Inc. "A" (a)	29,123	1,377,809
WEX, Inc.*	5,994	683,136
Zeltiq Aesthetics, Inc.*	58,340	1,719,280
Zions Bancorp.	39,196	1,243,885
Zoe's Kitchen, Inc.*	23,488	961,599
(Cost $40,714,228)		60,148,966
Total Common Stocks (Cost $91,823,524)		133,429,266

Preferred Stock 0.2%
United States
Providence Service Corp. (Cost $196,900)	1,969	196,762

Rights 0.1%
United States
Furiex Pharmaceuticals, Inc.* (Cost $104,334)	10,679	104,334

Securities Lending Collateral 7.7%
Daily Assets Fund Institutional, 0.16% (e) (f) (Cost $10,785,694)	10,785,694	10,785,694

Cash Equivalents 2.1%
Central Cash Management Fund, 0.09% (e) (Cost $2,989,336)	2,989,336	2,989,336

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $105,899,788)†	105.6	147,505,392
Other Assets and Liabilities, Net (a)	(5.6)	(7,822,122)
Net Assets	100.0	139,683,270

* Non-income producing security.

† The cost for federal income tax purposes was $108,172,250. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $39,333,142. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,906,771 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,573,629.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2015 amounted to $10,518,628, which is 7.5% of net assets.

(b) Listed on the NASDAQ Stock Market, Inc.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the New York Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$1,717,752	$—	$1,717,752
Bermuda	1,611,445	—	—	1,611,445
Canada	3,172,008	—	—	3,172,008
China	—	1,407,725	—	1,407,725
Finland	—	1,311,197	—	1,311,197
France	3,182,526	1,824,549	—	5,007,075
Germany	—	7,258,647	—	7,258,647
Hong Kong	—	3,463,294	691,262	4,154,556
Indonesia	—	511,566	—	511,566
Ireland	—	4,832,287	—	4,832,287
Italy	—	1,336,362	—	1,336,362
Japan	—	10,820,158	—	10,820,158
Korea	—	409,379	—	409,379
Malaysia	—	2,207,894	—	2,207,894
Netherlands	1,151,319	2,075,294	—	3,226,613
Panama	1,207,329	—	—	1,207,329
Philippines	—	1,024,261	—	1,024,261
Singapore	—	651,357	—	651,357
Spain	—	791,193	—	791,193
Sweden	—	972,463	—	972,463
Switzerland	—	1,245,504	—	1,245,504
Thailand	—	533,196	—	533,196
United Kingdom	—	17,870,333	—	17,870,333
United States	60,148,966	—	—	60,148,966
Preferred Stock	—	—	196,762	196,762
Rights	—	—	104,334	104,334
Short-Term Investments (g)	13,775,030	—	—	13,775,030
Total	$84,248,623	$62,264,411	$992,358	$147,505,392

During the period ended June 30, 2015, the amount of transfers between Level 2 and Level 3 was $1,197,890. The investment was transferred from Level 2 to Level 3 because the security was halted on the exchange and is valued at the last traded price. A significant change between the last traded price and the price of the security once it resumes trading on the securities exchange could have a material change in the fair value measurement.

Transfers between price levels are recognized at the beginning of the reporting period.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $92,124,758) — including $10,518,628 of securities loaned	$133,730,362
Investment in Daily Assets Fund Institutional (cost $10,785,694)*	10,785,694
Investment in Central Cash Management Fund (cost $2,989,336)	2,989,336
Total investments in securities, at value (cost $105,899,788)	147,505,392
Foreign currency, at value (cost $859,190)	860,643
Receivable for investments sold	2,123,904
Receivable for Fund shares sold	3,964
Dividends receivable	194,823
Interest receivable	4,238
Foreign taxes recoverable	88,595
Other assets	1,169
Total assets	150,782,728
Liabilities
Payable upon return of securities loaned	10,785,694
Payable for investments purchased	34,605
Payable for Fund shares redeemed	94,077
Accrued management fee	90,306
Accrued Trustees' fees	687
Other accrued expenses and payables	94,089
Total liabilities	11,099,458
Net assets, at value	$139,683,270
Net Assets Consist of
Distributions in excess of net investment income	(1,156,344)
Net unrealized appreciation (depreciation) on: Investments	41,605,604
Foreign currency	(6,151)
Accumulated net realized gain (loss)	4,550,062
Paid-in capital	94,690,099
Net assets, at value	$139,683,270
Class A Net Asset Value, offering and redemption price per share ($136,647,398 ÷ 9,763,731 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.00
Class B Net Asset Value, offering and redemption price per share ($3,035,872 ÷ 222,057 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.67

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $37,976)	$1,160,384
Income distributions — Central Cash Management Fund	1,042
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	21,431
Total income	1,182,857
Expenses: Management fee	617,354
Administration fee	69,366
Services to shareholders	1,198
Distribution service fee (Class B)	3,628
Record keeping fee (Class B)	497
Custodian fee	28,767
Professional fees	36,714
Reports to shareholders	16,804
Trustees' fees and expenses	3,952
Other	13,810
Total expenses before expense reductions	792,090
Expense reductions	(101,782)
Total expenses after expense reductions	690,308
Net investment income (loss)	492,549
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,285,554
Foreign currency	(22,959)
5,262,595
Change in net unrealized appreciation (depreciation) on: Investments	4,258,523
Foreign currency	4,165
4,262,688
Net gain (loss)	9,525,283
Net increase (decrease) in net assets resulting from operations	$10,017,832

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income (loss)	$492,549	$395,121
Operations: Net investment income (loss)	$492,549	$395,121
Net realized gain (loss)	5,262,595	14,181,990
Change in net unrealized appreciation (depreciation)	4,262,688	(20,736,955)
Net increase (decrease) in net assets resulting from operations	10,017,832	(6,159,844)
Distributions to shareholders from: Net investment income: Class A	(1,276,149)	(1,278,879)
Class B	(19,017)	(17,935)
Net realized gains: Class A	(13,898,697)	(16,572,319)
Class B	(305,692)	(315,539)
Total distributions	(15,499,555)	(18,184,672)
Fund share transactions: Class A Proceeds from shares sold	2,557,709	5,579,529
Reinvestment of distributions	15,174,846	17,851,198
Payments for shares redeemed	(10,496,184)	(18,702,818)
Net increase (decrease) in net assets from Class A share transactions	7,236,371	4,727,909
Class B Proceeds from shares sold	281,674	1,189,539
Reinvestment of distributions	324,709	333,474
Payments for redeemed	(226,948)	(885,837)
Net increase (decrease) in net assets from Class B share transactions	379,435	637,176
Increase (decrease) in net assets	2,134,083	(18,979,431)
Net assets at beginning of period	137,549,187	156,528,618
Net assets at end of period (including distributions in excess of net investment income of $1,156,344 and $353,727, respectively)	$139,683,270	$137,549,187
Other Information
Class A Shares outstanding at beginning of period	9,224,528	8,893,756
Shares sold	171,328	350,707
Shares issued to shareholders in reinvestment of distributions	1,081,600	1,182,981
Shares redeemed	(713,725)	(1,202,916)
Net increase (decrease) in Class A shares	539,203	330,772
Shares outstanding at end of period	9,763,731	9,224,528
Class B Shares outstanding at beginning of period	194,372	154,023
Shares sold	19,570	77,557
Shares issued to shareholders in reinvestment of distributions	23,684	22,563
Shares redeemed	(15,569)	(59,771)
Net increase (decrease) in Class B shares	27,685	40,349
Shares outstanding at end of period	222,057	194,372

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.61		$17.31	$13.78	$12.67	$14.28	$11.32
Income (loss) from investment operations: Net investment income (loss)a	.05		.04	.04	.09	.08	.05
Net realized and unrealized gain (loss)	1.05		(.69)	4.66	1.83	(1.45)	2.96
Total from investment operations	1.10		(.65)	4.70	1.92	(1.37)	3.01
Less distributions from: Net investment income	(.14)		(.15)	(.10)	(.09)	(.24)	(.05)
Net realized gains	(1.57)		(1.90)	(1.07)	(.72)	—	—
Total distributions	(1.71)		(2.05)	(1.17)	(.81)	(.24)	(.05)
Net asset value, end of period	$14.00		$14.61	$17.31	$13.78	$12.67	$14.28
Total Return (%)b	7.54	**	(4.13)	35.94	15.37	(9.90)	26.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	137		135	154	124	123	158
Ratio of expenses before expense reductions (%)	1.14	*	1.13	1.14	1.11	1.12	1.12
Ratio of expenses after expense reductions (%)	.99	*	.97	.94	.98	1.00	1.04
Ratio of net investment income (loss) (%)	.72	*	.27	.28	.69	.57	.42
Portfolio turnover rate (%)	14	**	33	39	36	31	39
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.29		$16.97	$13.52	$12.45	$14.03	$11.11
Income (loss) from investment operations: Net investment income (loss)a	.03		.00 *	.01	.06	.05	.03
Net realized and unrealized gain (loss)	1.02		(.67)	4.57	1.79	(1.43)	2.90
Total from investment operations	1.05		(.67)	4.58	1.85	(1.38)	2.93
Less distributions from: Net investment income	(.10)		(.11)	(.06)	(.06)	(.20)	(.01)
Net realized gains	(1.57)		(1.90)	(1.07)	(.72)	—	—
Total distributions	(1.67)		(2.01)	(1.13)	(.78)	(.20)	(.01)
Net asset value, end of period	$13.67		$14.29	$16.97	$13.52	$12.45	$14.03
Total Return (%)b	7.30	**	(4.33)	35.67	15.01	(10.08)	26.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	3	2	2	2
Ratio of expenses before expense reductions (%)	1.43	*	1.41	1.34	1.43	1.38	1.34
Ratio of expenses after expense reductions (%)	1.24	*	1.25	1.15	1.23	1.25	1.26
Ratio of net investment income (loss) (%)	.47	*	.02	.07	.44	.32	.20
Portfolio turnover rate (%)	14	**	33	39	36	31	39
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: Deutsche Bond VIP, Deutsche Capital Growth VIP, Deutsche Core Equity VIP, Deutsche CROCI® International VIP (formerly Deutsche International VIP) and Deutsche Global Small Cap VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on Deutsche Global Small Cap VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $18,346,182 and $24,605,470, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.890%
Next $500 million of average daily net assets	.875%
Next $1 billion of average daily net assets	.860%
Over $2 billion of average daily net assets	.845%

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Management agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.89% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.99%
Class B	1.24%

For the six months ended June 30, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$99,079
Class B	2,703
$101,782

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2015, the Administration Fee was $69,366, of which $11,745 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2015
Class A	$227	$107
Class B	96	48
	$323	$155

Distribution Service Agreement. DeAWM Distributors, Inc. ("DDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2015, the Distribution Service Fee aggregated $3,628, of which $622 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,843, of which $6,920 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,864.

D. Ownership of the Fund

At June 30, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53%, 14% and 10%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 65% and 22%, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2015.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2015 to June 30, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,075.40	$1,073.00
Expenses Paid per $1,000*	$5.09	$6.37
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/15	$1,000.00	$1,000.00
Ending Account Value 6/30/15	$1,019.89	$1,018.65
Expenses Paid per $1,000*	$4.96	$6.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series I — Deutsche Global Small Cap VIP	.99%	1.24%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Small Cap VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

DeAWM Distributors, Inc. 222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1glosc-3 (R-028377-4 8/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series I

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 21, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 21, 2015